UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

SAFE ID CORPORATION

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required

[ ] $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

_________________________________________________________________

2. Aggregate number of securities to which transaction applies:

_________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

_________________________________________________________________

4. Proposed maximum aggregate value of transaction

_________________________________________________________________

5. Total fee paid

_________________________________________________________________

[ ] Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SAFE ID CORPORATION

1700 Varsity Estate Dr. NW, Unit B3

Calgary, Alberta T3B 2W9

DEAR STOCKHOLDER:

We are furnishing this Information Statement to you to inform you that Safe ID Corporation, a Nevada corporation (the "Company"), has approved (A) an amendment to its Articles of Incorporation (i) increasing the authorized shares of the Company's common stock, par value $0.001 per share, from fifty million shares to three hundred million shares and (ii) authorizing ten million shares of "blank check" preferred stock, par value $0.001 per share and (B) an amendment to its Articles of incorporation changing the name of the Company to "EYI Industries Inc."

On November 4, 2003, our Board of Directors approved each of the amendments after carefully considering them and concluding that they were in the best interests of our company and our stockholders. Certain stockholders owning approximately 53.5% of our outstanding common stock as of the record date of November 4, 2003 have delivered a written consent approving each of the amendments. The amendments will be effective no sooner than December 29, 2003, which is twenty days after the date this information statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

No action is required by you in connection with the amendments to the Articles of Incorporation.  The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. Your vote is not required to approve any of the actions as set forth herein.  This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. This Information Statement is first being mailed to you on or about December 9, 2003.

Please feel free to contact us if you have any questions on the enclosed information statement.

By Order of the Board of Directors

/s/ Maurizio Forigo

Chairman of the Board

Dated: December 9, 2003

SAFE ID CORPORATION

1700 Varsity Estate Dr. NW, Unit B3

Calgary, Alberta T3B 2W9

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of Safe ID Corporation (the "Company") in connection with (A) an amendment (the "Charter Amendment") to its Articles of Incorporation (i) increasing the authorized shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), from fifty million shares to three hundred million shares and (ii) authorizing ten million shares of "blank check" preferred stock, par value $0.001 per share (the "Preferred Stock"); and (B) an amendment (the "Name Change Amendment" and, together with the Charter Amendment, the "Amendments") to its Articles of Incorporation changing the name of the Company to "EYI Industries Inc."

"We," "us," "our," and the "Company" refer to Safe ID Corporation, a Nevada corporation. "EYI" refers to Essentially Yours Industries, Inc., a Nevada corporation. The Share Exchange Agreement is sometimes referred to as the "Exchange Agreement" and the transaction contemplated thereby is sometimes referred to as the "Exchange."

STATEMENTS REGARDING FORWARD INFORMATION

This prospectus proxy statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company's financial performance.  Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," " estimates" and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE AMENDMENTS AND SHARE EXCHANGE

On November 4, 2003, the Board of Directors unanimously approved and ratified a Share Exchange Agreement, dated November 4, 2003 (the "Share Exchange Agreement"), which the Company entered into with Essentially Yours Industries, Inc., a Nevada corporation ("EYI"), pursuant to which the Company will issue up to 118,221,397 newly-issued shares of Common Stock to certain stockholders of EYI in exchange for shares of EYI common stock held by them (the "Exchange"). The Board determined that the Charter Amendment was necessary and advisable in order for the Company to have sufficient authorized capital stock to effect the Exchange. The Board further determined that the Name Change Amendment was advisable and in the best interests of the Company because it was a condition to the Exchange pursuant to the terms of the Exchange Agreement and because it reflects the nature of the Company's business and assets following the Exchange. On November 4, 2003, the Board unanimously approved and ratified the Amendments, subject to the approval of the Company's stockholders. The record date for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Amendments was November 4, 2003 (the "Record Date"). On November 4, 2003, shareholders owning greater than a majority of the outstanding shares of Common Stock approved the Amendments by action taken without a meeting. No further vote of our stockholders is required. A copy of the Share Exchange Agreement is attached as Exhibit A to this Information Statement.

GENERAL

The date on which this Information Statement was first sent to our shareholders is on or around December 9, 2003 (the "Mailing Date"). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders who did not consent to the Amendments are not entitled to dissenter's rights under Nevada law. These rights are discussed in this Information Statement under "Description of the Exchange."

The Amendments will be effective no sooner than twenty (20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SUMMARY OF THE ACTION TO BE TAKEN

The following is a brief summary of certain information contained elsewhere in this Information Statement. This summary is not intended to be complete and reference is made to the more detailed information contained in this Information Statement and in the Exhibits to it for a complete statement of the matters discussed below. You are urged to read this Information Statement and the Exhibits in their entirety.

Amendment of the Company's Articles of Incorporation Increasing the Authorized Capital Stock

The Charter Amendment to our Articles of Incorporation will, when filed:

Increase the number of authorized shares of Common Stock from 50,000,000 to 300,000,000; and

Create a new class of "blank check" preferred stock, consisting of 10 million shares. The Board of Directors of the Company will have the authority to set the rights and preferences of the preferred stock without further stockholder action. Once determined, the rights and preferences may be superior to the rights and preferences of the Common Stock. The issuance of shares of Preferred Stock could dilute the interests of the holders of Common Stock. See "Amendments to the Articles of Incorporation - Description of Charter Amendment" for additional information.

Amendment of the Company's Articles of Incorporation Changing the Name of the Company

The Name Change Amendment to our Articles of Incorporation will, when filed:

Change the name of the Company to "EYI Industries Inc."

Share Exchange Agreement and the Exchange

On November 4, 2003, our Board of Directors approved a Share Exchange Agreement with EYI. Pursuant to the Share Exchange Agreement:

The Company will issue up to 118,221,397 shares of Common Stock in exchange for up to 15,402,733 shares of EYI common stock;

The Exchange will result in a change of control of the Company; and

The Company will acquire up to ninety eight percent of the issued and outstanding shares of EYI.

See "Amendments to the Articles of Incorporation - Description of Exchange" and "Amendments to the Articles of Incorporation - Terms of the Exchange Agreement" for additional information.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q. What will I receive if the Amendments is completed?

A. Nothing.  The Amendments will only modify the Articles of Incorporation.

Q. When do you expect the Amendments to become effective?

A. Each Amendment will become effective upon the filing of the Amendment with the Nevada Secretary of State.  A Copy of the Form of Charter Amendment is attached to this information statement as Exhibit B, and a copy of the Form of Name Change Amendment is attached to this information statement as Exhibit C.  We expect to file the Charter Amendment with the Nevada Secretary of State no less than 20 days after this information statement has been sent to you, and we expect to file the Name Change Amendment with the Nevada Secretary of State shortly after the Exchange is completed. The closing date for the Exchange Agreement is December 31, 2003.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

A. If you have any questions about any of the actions to be taken by the Company, please contact the Company.

QUESTIONS AND ANSWERS ABOUT THE EXCHANGE

Q: What is the exchange?

A: In the exchange, EYI will become a majority-owned subsidiary of Safe ID and EYI shareholders will become Safe ID shareholders.

Q: Who are the parties to the Exchange?

A: The Company, EYI and certain shareholders of EYI. Safe ID Corporation, a Nevada corporation, is a publicly traded corporation whose shares are traded on the over-the-counter bulletin board under the symbol "MYID." EYI, whose address is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89109, is a privately held Nevada corporation that sells, markets and distributes dietary supplements and personal care products.

Q: What will Safe ID shareholders receive in the exchange?

A: Safe ID shareholders will not be required to take any action in regard to the exchange, nor will Safe ID Shareholders receive anything upon consummation of the exchange.  Only the shareholders of EYI will receive shares of Safe ID common stock in the exchange.

Q: What do I need to do now?

A: Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q: Will I recognize a gain or loss on the transaction?

A: We expect that if the exchange is completed, you will not recognize gain or loss for United States federal income tax purposes.  However, you are urged to consult your own tax advisors to determine your particular tax consequences.

Q: Am I entitled to dissenters' or appraisal rights?

A: Under Nevada law, holders of Safe ID common stock are not entitled to dissenters' or appraisal rights in the exchange.

Q: Whom should I contact with questions?

A: If you have any questions about any of the actions to be taken by the Company, please contact the Company.

You may also obtain additional information about Safe ID from documents we file with the Securities and Exchange Commission (the "SEC").

ACTIONS BY THE BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

In accordance with Section 78.320 of the Nevada Revised Statues, the following action was taken based upon the unanimous recommendation and approval by the Board of Directors and action by written consent of shareholders holding greater than a majority of the Company's issued and outstanding Common Stock.

ACTION 1

AMENDMENTS TO THE ARTICLES OF INCORPORATION

On November 4, 2003, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve the Amendments.  The Charter Amendment is reflected in the Form of Charter Amendment to Articles of Incorporation (the "Form of Charter Amendment"), which is attached hereto as Exhibit B, and incorporated herein by reference. The Name Change Amendment is reflected in the Form of Name Change Amendment to Articles of Incorporation (the "Form of Name Change Amendment"), which is attached hereto as Exhibit C, and incorporated herein by reference. The Board determined that the Amendments are necessary in order to consummate the Exchange, which is described in more detail below. In addition, because of the authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, the Charter Amendment will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future.  Except as described below in "Amendments to the Articles of Incorporation - Terms of the Exchange Agreement," and other than the issuance of shares of Common Stock in the Exchange, as of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it is seeking to authorize.  The Company has no understandings or agreements at this time with regard to any acquisitions.

Description of Exchange

Pursuant to the Exchange Agreement, the Company will issue up to 118,221,397 newly-issued shares of Common Stock to certain stockholders of EYI in exchange for shares of EYI common stock held by them. EYI currently has 15,703,552 shares of common stock issued and outstanding. Pursuant to the terms of the Share Exchange Agreement, holders of at least ninety percent, or 14,122,197 shares, of the issued and outstanding common stock of EYI must deliver their shares to the Company in the Exchange. Since the shares of our Common Stock being issued in the Exchange are not registered under the Securities Act of 1933, as amended (the "Act"), the Company is relying on an exemption from registration under the Act. Therefore, only those shareholders of EYI who have represented to us that either they are "accredited investors" (as such term is defined in Regulation D under the Act) or they are not "U.S. persons" (as such term is defined in Regulation S under the Act) are eligible to participate in the Exchange. As of the date of this mailing, shareholders owning approximately 98% of the outstanding shares of EYI common stock are able to make this representation. Therefore, the Company may acquire up to ninety eight percent, or 15,402,733 shares, of the issued and outstanding capital stock of EYI in the Exchange.

Depending on the actual percentage of EYI shareholders who participate in the Exchange, the Company will issue at least 108,466,260 and up to 118,221,397 shares of Common Stock in the Exchange. The shares of Common Stock being issued in the Exchange will not be registered under the Act, and therefore will be restricted securities. Following the consummation of the Exchange, the Company will have between 138,609,832 and 148,353,969 shares of Common Stock issued and outstanding. The Exchange will result in a change of control of the Company, and following the consummation of the Exchange, the shareholders of EYI will own at least 78.3% and up to 79.7% of the issued and outstanding shares of the Company.

The Company has no revenue generating operations at the present time. Following the closing of the Exchange Agreement, EYI will become a majority-owned subsidiary of the Company, with the Company owning at least 90% and up to 98% of the issued and outstanding shares of EYI. The shares of EYI we receive in the Exchange will represent our most significant asset after the closing of the Exchange. We intend to retain the shares of common stock of EYI as an asset and we do not have any present intentions to distribute those shares as a dividend to our stockholders.

Terms of the Exchange Agreement

As a condition to the Exchange, the Exchange Agreement requires that the Company raise at least $500,000 in a private placement in which up to 6,000,000 units are being offered for sale at a price of $0.14 per unit. Each unit is comprised of one share of Common Stock and one warrant to purchase an additional share of Common Stock at a price of $0.20 per share. The warrants expire on October 31, 2005. To date, the Company has raised approximately $409,000 in the private placement and believes it has commitments to purchase the additional $91,000.

The Exchange Agreement further requires that the Company offer to Michel Grise 357,143 shares of Safe ID Common Stock and warrants to purchase an additional 357,143 shares of Safe ID Common Stock at $0.20 per share, with such warrants to have the same terms and conditions as the warrants issued by Safe ID in the private placement described in the preceding paragraph. These shares and warrants will be in satisfaction of a $50,000 promissory note owed to Michel Grise by EYI, and the closing of such transaction and the issuance of the Common Stock and warrants shall occur immediately following the closing of the Exchange. Michel Grise is a director and affiliate of EYI.

In anticipation of the Exchange, Safe ID loaned $326,500 to EYI pursuant to a promissory note, dated September 30, 2003. If the Exchange is consummated, the loan to EYI will be forgiven.

The Exchange Agreement can be terminated prior to its closing by the mutual consent of the parties or in the event of a material breach by one party.  The Exchange Agreement also contains certain additional provisions which are customary in similar agreements. The foregoing summary is not meant to be an exhaustive description of the terms and conditions of the Exchange Agreement. Each of our stockholders is encouraged to read the agreement which is attached as Exhibit A to this Information Statement.

Safe ID and EYI shall each pay their own expenses in the proposed transaction, except the cost for this Information Statement will be borne by the Company. The Exchange is designed to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.

Except for the required shareholder consent to the Amendments, which we have already obtained and which is the subject of this Information Statement, we are not required to obtain the consent of our shareholders or any third party to consummate the Exchange. EYI must obtain the approval of its Board of Directors to the Exchange, which has not yet been given but is expected to given in the near future. The closing date for the Exchange is scheduled for December 31, 2003.

Description of the Charter Amendment

The Charter Amendment (i) increases the number of authorized shares of Common Stock of the Company to 300,000,000 shares from 50,000,000 shares; and (ii) authorizes a class of blank check Preferred Stock, par value $0.001, of the Company, consisting of 10,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time. The full text of the Charter Amendment is reflected in the Form of Charter Amendment.

Increase in Authorized Common Stock of the Company.  The Company's Articles of Incorporation currently authorizes the Company to issue up to 50,000,000 shares of Common Stock.  As of November 4, 2003, Company records indicate that the Company had issued and outstanding 29,127,924 shares of Common Stock. In addition, 2,923,924 shares of Common Stock were reserved for issuance for the Company's outstanding warrants and, subject to the approval of the Amendment by the Company's stockholders, up to 118,221,397 shares were reserved for issuance to EYI stockholders to consummate the Exchange.  In order to consummate the Exchange, and to maintain the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock, the Company must increase its authorized Common Stock.

Authorization of "Blank Check" Preferred Stock.  The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. Upon the effectiveness of the Charter Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 10,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  In accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes, the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock.  The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

Rights and Preferences With Respect to Common Stock.  If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock.  For example, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount of cash or in-kind distributions per share of Preferred Stock before the holders of the Common Stock receive any distribution.  In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend.  The aforementioned are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

Possible Anti-Takeover Effect.  In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company.  Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company.  The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

Description of the Name Change Amendment

The Name Change Amendment will result in the name of the Company being changed from "Safe ID Corporation" to "EYI Industries Inc." Following the consummation of the Exchange, the Company's most significant asset will be the shares of EYI, its majority-owned subsidiary, and the purpose of the Name Change Amendment is to reflect the nature of this asset.

Approval by Stockholders

Pursuant to Section 78.390 of the Nevada Revised Statutes, each Amendment must be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Amendments. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action. The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendments was November 4, 2003.

As of the Record Date, the Company had 29,127,924 shares of Common Stock issued and outstanding.  As of this same date, stockholders representing 15,595,500 shares of Common Stock, or approximately 53.5% of the issued and outstanding shares of Common Stock, approved the Amendments. No further vote of our stockholders is required for the Company to file the Amendments.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action.

No Dissenter's or Appraisal Rights

Stockholders who did not consent to the Amendments are not entitled to dissenter's or appraisal rights in connection with the Amendment or the Exchange as provided in Section 92A.300 et seq. of the Nevada Revised Statues. A stockholder may not challenge the corporate action unless the corporate action is unlawful or fraudulent.

Effective Date

The Amendments will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders. The Company anticipates that the Charter Amendment will be effective on approximately December 29, 2003 or shortly thereafter and that the Name Change Amendment will be effective shortly after the Exchange is consummated. The closing for the Exchange is scheduled for December 31, 2003.

THE AMENDMENTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  After adoption of the Charter Amendment, the Company's Articles of Incorporation will authorize the issuance of 300,000,000 shares of Common Stock, $0.001 par value per share, of which 29,127,924 shares were outstanding on November 4, 2003.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Warrants. The Company has 2,923,924 warrants to purchase shares of Common Stock which are currently issued and outstanding. Each warrant allows the holder thereof to purchase a share of a Common Stock at a purchase price of $0.20 per share, and the warrants expire on October 31, 2005.

Other.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.  The Company's transfer agent for its Executive Registrar and Transfer Agency ("Warrant Agent"), 3615 South Huron Street #104, Englewood, Colorado 80110.

Description of Preferred Stock

Number of Authorized Shares.  After adoption of the Charter Amendment, the Company's Articles of Incorporation will authorize the issuance of up to 10,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. Shares of Preferred Stock will be registered on the books of the Company.  The Company currently anticipates that the Preferred Stock will not be registered with the SEC pursuant to the Exchange Act.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

OUR BUSINESS

The Company was incorporated under the laws of the State of Nevada on June 27, 1996, under the name of Inter.N Corporation. In August of 1999, Inter.N Corporation changed its name to Safe ID Corporation to reflect its new business focus. Since that time, the Company has been attempting to raise funds for this business. The product line contemplated was miniaturized microchip technology for insertion into inanimate objects or injection under the skin of animals. The chips provide positive identification of personal possessions such as cameras, bicycles, boats, cars, skis, paintings and clothes using unique codes with billions of available combinations. The electronic product line includes a variety of radio frequency micro-chips or "tags," portable readers, stationary readers and micro-chip injecting devices.

To date, the Company has not been able to raise the funds required for the micro-chip sales. There is no assurance, given the uncertain nature of the capital markets, that it will be able to obtain the necessary funds. As a result, the Company began looking for possible acquisitions or strategic partners in various industries and market segments. This search led to the negotiation and execution of the Exchange Agreement, which the Company believes is advisable and in the best interests of the Company.

The Company has no employees.

Our principal executive offices are located at Suite B3, 1700 Varsity Estates Drive NW, Unit B3, Calgary, Alberta T3B-2W9. Our telephone number is (403) 247-4630.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to approve the Amendments was November 4, 2003. As of the Record Date, the Company had a total of 29,127,924 shares of Common Stock issued and outstanding. The following table sets forth, as of November 4, 2003, the stock ownership of each executive officer and director of the Company, of all executive officers and directors as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power in such shares. Also included are the shares held by all executive officers and directors as a group.

Name and Address	Number of Shares Owned Beneficially	Percent of Class Owned
Maurizio Forigo (1) Suite B3, 1700 Varsity Estates Drive NW Calgary, Alberta T3B	6,000,000	20.6%
Jack D. MacDonald (1) Suite B3, 1700 Varsity Estates Drive NW Calgary, Alberta T3B	0	0
Charles Malette (2) 1550 35th Ave. W. Vancouver, B.C. V6M 1H2	2,652,000	9.1%
625694 B.C., Ltd. (3) 1544 Marine Drive, Suite 205 West Vancouver, BC V7V 1H8	1,428,572(3)	4.9%
Hightech International SA Upgelebe Crossfields Nether Compton Sherborne Dorset Dt 4R3 United Kingdom	2,340,000	8.0%

All officers and directors as a group (2 persons)	6,000,000	20.6%

(1) The person listed is an officer or director, or both.
(2) Mr. Malette is the President of Diamond Investment Exchange, which owns 1,170,000 shares, and thereby claims beneficial ownership of an additional 1,170,000 shares bringing his total percentage interest in the company to 9.1%.
(3) 625694 B.C., Ltd. is the owner of 714,286 Units. Each unit is comprised of one share of common stock and one warrant to purchase an additional share of common stock at a price of $0.20 per share.

INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

No director, executive officer or associate of any director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise in the matters to be acted upon under this Information Statement.

FINANCIAL INFORMATION

Please see the Company's Annual Report as amended on Form 10-KSB, filed with the Securities and Exchange Commission on April 27, 2003, for details regarding the Company's financial information.

EYI's audited financial statements are attached hereto as Exhibit D.

DESCRIPTION OF THE BUSINESS OF EYI

EYI sells, markets, and distributes a product line consisting of approximately 40 nutritional products in two categories, dietary supplements and personal care products. These products are marketed through a network marketing program in which independent distributors called Independent Business Associates (or "IBAs") purchase products for resale to retail customers as well as for their own personal use. The IBAs are encouraged to recruit interested people to become new distributors of EYI's products.

EYI has four wholly owned subsidiaries. The first subsidiary is Halo Distributions LLC (hereinafter Halo), which was organized on January 15, 1999, in the State of Kentucky. Halo is the distribution center for the Company's product in addition to other products. The second subsidiary is RGM International Inc., which was incorporated on July 3, 1997, in the State of Nevada. RGM International Inc. is a dormant investment company, which owns 1 percent of Halo. The third subsidiary is Essentially Yours Industries (Canada) Inc. (hereinafter EYI Canada), which was organized on September 13, 2002, in the province of British Columbia Canada. EYI Canada markets health and wellness care products for in Canada. The fourth subsidiary is 642703 B.C. Ltd. (Doing business as Essentially Yours Industries Management), which was organized on February 22, 2002, in the province of British Columbia Canada. Essentially Yours Industries Management provides accounting and marketing services to the consolidated entity.

As of November 4, 2003, EYI had four executive officers and one employee.

EYI does not own any real property. EYI's executive office are located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89109, and their telephone number is (702) 892-3956. Additional information about EYI can also be obtained on the Internet at www.eyicom.com.

MANAGEMENT OF EYI

The current directors and executive officers of EYI are set forth below:

Name	Age	Position
Jay Sargeant	56	President, Chief Executive Officer and a Director
Barry LaRose	64	Secretary and a Director
Dori O'Neill	44	Executive Vice President, Chief Operations Officer and a Director
Michel Grise	66	Director
David Eisenstein	52	Director
William Moreland	61	Director
Donna Keay	36	Treasurer and Chief Financial Officer

The following is a brief description of the business experience during the proceeding five years of each of the EYI directors and executive officers, indicating their principal occupation and employment during that period.

Jay Sargeant. Mr. Sargeant has been the President, Chief Executive Officer and a member of the EYI Board of Directors since June 2002. Mr. Sargeant graduated from Boston State College in 1979 with a Bachelors Degree in English Literature and Psychology. From 1995 until June 30, 2002, the date of EYI's merger with Essentially Yours Industries, Inc., Mr. Sargeant was a director of Essentially Yours Industries, Corp. a Canadian Federal corporation and an affiliate of EYI. Mr. Sargeant has resigned as a member of the Board of Directors of Essentially Yours Industries, Corp. to concentrate on EYI's sales and marketing efforts. Mr. Sargeant was a founder of Essentially Yours Industries, Corp.

Dori O'Neill. Mr. O'Neill has been the Executive Vice President, the Chief Operations Officer and a member of the EYI Board of Directors since June 2002. From 1997 to June 2002, Mr. O'Neill was affiliated by Essentially Yours Industries Corp., a Canadian Federal corporation and an affiliate of EYI, serving as a Vice President and a member of the Board of Directors from December 2001 to June 2002. From 1994 through 1998 Mr. O'Neill was a self-employed consultant.

Michel Grise. Mr. Grise has been a member of the EYI Board of Directors since June 2002. Mr. Grise graduated from Sherbrooke University in Quebec, Canada with a Bachelors Degree in Business in 1964. From 1995 through the present, Mr. Grise has served as the president and a member of the Board of Directors of Nutri-Diem Inc., a company which provides approximately 70% of EYI's products.

Barry LaRose. Mr. LaRose has been the Secretary and a member of the EYI Board of Directors since June 2002. From 1995 and continuing through the present, Mr. LaRose served as an officer and a member of the Board of Directors of Essentially Yours Industries Corp., a Canadian Federal corporation and an affiliate of EYI, and was appointed President in July 2002.

David Eisenstein. Mr. Eisenstein has been a member of the EYI Board of Directors since November 2002. Mr. Eisenstein has been a lawyer in private practice serving the network marketing industry since 1989. He is a Supplier Member of the Direct Selling Association (DSA) and serves on the Lawyers' Council of the DSA. He obtained his Juris Doctor, with distinction from the University of Arizona in 1976, and received his undergraduate degree in 1973 from that same university, graduating Phi Beta Kappa. Mr. Eisenstein became a member of the California bar in April 2003.

William Moreland. Mr. Moreland has been a member of the EYI Board of Directors since November 2002. From 1997 to the present, Mr. Moreland has served as the President of The Brand Doctor, a marketing consulting company. From 1996 to 1997, Mr. Moreland served as an Executive Vice President of BBDO Worldwide, where he was the director of planning and account services. Mr. Moreland earned a B.S. from Oklahoma University and an M.B.A. from University of Georgia.

Donna Keay. Ms. Keay has been Treasurer and Chief Financial Officer since August 2002. From August 2002 through the present, Ms. Keay has also served as the Chief Financial Officer for Essentially Your Industries, Corp., a Canadian Federal corporation and an affiliate of EYI, located in Surrey, British Columbia. From 1998 through June 2002, Ms. Keay was the Controller for Essentially Your Industries, Corp. Ms. Keay is a director of 642706 B.C. Ltd., a wholly-owned subsidiary of EYI. From 1992 until 1998, Ms. Keay served as Controller for Trend Colleges Canada, Ltd., located New Westminster, British Columbia.

There is no family relationship between any of EYI's officers or directors.

EYI's directors hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. EYI's officers hold office until their death, or until they shall resign or have been removed from office.

The Audit Committee of EYI is comprised of Mr. Sargeant, Mr. Moreland and Mr. Eisenstein, and EYI presently has no compensation or nominating committees.

RISK FACTORS

In addition to the other information in this Information Statement, the following risk factors should be considered carefully in evaluating EYI's business. The acquisition of EYI common stock by the Company is speculative and involves significant risk.

EYI has a limited operating history, an accumulated deficit and may have continued losses for the foreseeable future with no assurance of profitability. EYI was incorporated on June 21, 2002, as Burrard Capital, Inc. ("Burrard"), a development stage company whose sole purpose at that time was to complete a merger with a then existing Nevada corporation named "Essentially Yours Industries, Inc." (EYI-Nevada").

EYI- Nevada owned ninety-nine percent of Halo Distribution LLC, the other one percent of Halo was owned by RGM International, Inc. On May 27, 2002, Jay Sargeant, Burrard's President and Director, signed an agreement whereby he acquired all of the shares of EYI-Nevada and RGM as of June 30, 2002. Effective June 30, 2002, EYI-Nevada merged with and into Burrard, which then changed its name to "Essentially Yours Industries, Inc." As a result of that merger, Burrard became EYI and acquired the business and customer base of the EYI-Nevada.

As of June 30, 2003 EYI has an accumulated deficit of $1,681,175. As a result, EYI will need to generate significant revenues to achieve profitability, which may not occur. EYI expects operating expenses to increase as a result of the further implementation of its business plan. Even if EYI achieves profitability, EYI may be unable to sustain or increase profitability on a quarterly or annual basis in the future. It is possible that EYI will never achieve profitability.

EYI may not be able to continue as a going concern. EYI's independent auditor's report on its financial statements includes explanatory paragraphs in "NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES -- Going Concern" that indicate that there is substantial doubt that EYI will be able to continue as a going concern. Specifically the report states that "[t]he accompanying financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern. The use of such principles may not be appropriate because, as of June 30, 2003, there was substantial doubt that [EYI] will be able to continue as a going concern. As of June 30, 2003, [EYI] had an accumulated deficit of $1,681,175 and negative working capital of $809,364. The viability of [EYI] is dependent upon future profitable operations, and its ability to obtain sufficient financing to implement its business plan. [EYI] anticipates it will need approximately $900,000 in order to maintain operations at the current level for the next twelve months. The sources of the required funds will be from operations and a proposed merger."

EYI's predecessor company has outstanding tax claims. As indicated in the explanatory paragraphs in "NOTE 11 - CONTINGENCIES - Other matters" of EYI's independent auditor's report on its financial statements, "[t]he Company's predecessor organization, Essentially Yours Industries, Corp. (EYIC), a British Columbia corporation, has outstanding claims from the Internal Revenue Service for penalties and interest of approximately $2,000,000. Furthermore, one or more states may have claims for unpaid taxes. Management [of EYI] believes that these claims are limited to EYIC and any claims against [EYI] are probably remote but currently unable to be estimated."

EYI has operating deficits and may need additional financing and working capital, which may not be available to EYI. At June 30, 2003, EYI had an accumulated deficit of $1,681,175.

In October 2002, EYI raised $1,055,327.44 through a private placement of its common stock. EYI hopes to raise another $3,990,000 through this offering of common stock. If EYI raises $3,990,000 through this offering, EYI expects that it will have sufficient working capital to sustain business operations for the next 48months. If EYI does not raise any money through this offering, EYI expects that it will have sufficient working capital to sustain business operations for the next 6 months.

In the future, EYI may require funds in excess of its existing cash resources to develop new products, to develop or acquire other products or other lines of business, and to finance general and administrative and research activities that are not related to specific products under development. EYI do not now have any definite plans requiring this additional funding. Due to market conditions at the time EYI may need additional funding, or due to its own financial condition at that time, it is possible that EYI will be unable to obtain additional funding as and when EYI needs it. If EYI is unable to obtain additional funding as and when needed, EYI could be forced to delay the progress of certain development efforts.

EYI is dependent on its IBAs for its product marketing efforts. EYI's success and growth depend upon its ability to attract, retain and motivate its network of IBAs (short for Independent Business Associates) who market EYI products. IBAs are independent contractors who purchase products directly from EYI for resale and their own use. IBAs typically offer and sell EYI products on a part-time basis and may engage in other business activities, possibly including the sale of products offered by EYI competitors. Typically, EYI has non-exclusive arrangements with its IBAs which may be canceled on short notice and contain no minimum purchase requirements. While EYI encourages IBAs to focus on the purchase and sale of EYI products, they may give higher priority to other products, reducing their efforts devoted to marketing EYI products. Also, EYI's ability to attract and retain IBAs could be negatively affected by adverse publicity relating to EYI, EYI products or its operations. In addition, as a result of EYI's network marketing program, the down-line organizations headed by a relatively small number of key IBAs are responsible for a significant percentage of total sales.

The loss of a significant number of IBAs, including any key IBA, for any reason, could adversely affect EYI's sales and operating results, and could impair EYI's ability to attract new IBAs. There is no assurance that EYI's network marketing program will continue to be successful or that EYI will be able to retain or expand its current network of IBAs.

Government regulation by the Food and Drug Administration and other federal and state entities of EYI products can impact its ability to market products. EYI markets products that fall under two types of Food and Drug Administration regulations: dietary supplements and personal care products. In general, a dietary supplement:

is a product (other than tobacco) that is intended to supplement the diet that bears or contains one or more of the following dietary ingredients: a vitamin, a mineral, a herb or other botanical, an amino acid, a dietary substance for use by man to supplement the diet by increasing the total daily intake, or a concentrate, metabolite, constituent, extract, or combinations of these ingredients.

is intended for ingestion in pill, capsule, tablet, or liquid form.

is not represented for use as a conventional food or as the sole item of a meal or diet.

is labeled as a "dietary supplement."

Personal care products are intended to be applied to the human body for cleansing, beautifying, promoting attractiveness, or altering the appearance without affecting the body's structure or functions. Included in this definition are products such as skin creams, lotions, perfumes, lipsticks, fingernail polishes, eye and facial make-up preparations, shampoos, permanent waves, hair colors, toothpastes, deodorants, and any material intended for use as a component of a cosmetic product. The Food & Drug Administration has a limited ability to regulate personal care products.

Dietary supplements must follow labeling guidelines outlined by the FDA. Neither dietary supplements nor personal care products require FDA or other government approval or notification to market in the United States.

Under the Dietary Supplement Health and Education Act of 1994, companies that manufacture and distribute dietary supplements are limited in the statements that they are permitted to make about nutritional support on the product label without FDA approval. In addition, a manufacturer of a dietary supplement must have substantiation for any such statement made and must not claim to diagnose, mitigate, treat, cure or prevent a specific disease or class of disease. The product label must also contain a prominent disclaimer. These restrictions may restrict EYI's flexibility in marketing its products.

EYI believes that all of its existing and proposed products are dietary supplements or personal care products that do not require governmental approvals to market in the United States. EYI key products are classified as follows:

Dietary Supplements

Calorad

Agrisept-L

Oxy-Up

Triomin

Noni Plus

Iso-Greens

Definition (drops)

Essential Omega

Personal Care Products

Quantum

Definition (cream)

The processing, formulation, packaging, labeling and advertising of such products, however, are subject to regulation by one or more federal agencies, including the FDA, the Federal Trade Commission, the Consumer Products Safety Commission, the Department of Agriculture and the Environmental Protection Agency. EYI's activities also are subject to regulation by various agencies of the states and localities in which EYI products are sold. Among other things, such regulation puts a burden on EYI's ability to bring products to market. Any changes in the current regulatory environment could impose requirements that would make bringing new products to market more expensive or restrict the ways EYI can market its products.

No governmental agency or other third party makes a determination as to whether EYI products qualify as dietary supplements, personal care products or neither. EYI makes this determination based on the ingredients contained in the products and the claims EYI makes for the products.

If the Federal Trade Commission or certain states object to EYI product claims and advertising, EYI may be forced to give refunds, pay damages, stop marketing certain products or change EYI business methods. The Federal Trade Commission and certain states regulate advertising, product claims, and other consumer matters, including advertising of EYI products. In the past several years the Federal Trade Commission has instituted enforcement actions against several dietary supplement companies for false or deceptive advertising of certain products. EYI provides no assurance that the Federal Trade Commission will not question EYI's past or future advertising or other operations; or

a state will not interpret product claims presumptively valid under federal law as illegal under that state's regulations.

Also, IBAs and their customers may file actions on their own behalf, as a class or otherwise, and may file complaints with the Federal Trade Commission or state or local consumer affairs offices. These agencies may take action on their own initiative or on a referral from IBAs, consumers or others. If taken, such actions may result in entries of consent decrees,

refunds of amounts paid by the complaining IBA or consumer,

refunds to an entire class of IBAs or customers, or

other damages, and

changes in EYI's method of doing business.

A complaint based on the activities of one IBA, whether or not such activities were authorized by EYI, could result in an order affecting some or all IBAs in a particular state, and an order in one state could influence courts or government agencies in other states. Proceedings resulting from these complaints may result in significant defense costs, settlement payments or judgments and could have a material adverse effect on EYI.

If EYI's network marketing program is shown to violate federal or state regulations, EYI may be unable to market its products. EYI's network marketing program is subject to a number of federal and state laws and regulations administered by the Federal Trade Commission and various state agencies. These laws and regulations include securities, franchise investment, business opportunity and criminal laws prohibiting the use of "pyramid" or "endless chain" types of selling organizations. These regulations are generally directed at ensuring that product sales are ultimately made to consumers (as opposed to other IBAs) and that advancement within the network-marketing program is based on sales of products, rather than investment in the company or other non-retail sales related criteria.

The compensation structure of a network marketing organization is very complex. Compliance with all of the applicable regulations and laws is uncertain because of the evolving interpretations of existing laws and regulations and the enactment of new laws and regulations pertaining in general to network marketing organizations and product distribution.

EYI has not obtained any no-action letters or advance rulings from any federal or state securities regulator or other governmental agency concerning the legality of its operations. Also, EYI is not relying on a formal opinion of counsel to such effect. Accordingly there is the risk that EYI's network marketing system could be found to be in noncompliance with applicable laws and regulations, which could have a material adverse effect on EYI. Such a decision could require modification of EYI's network marketing program,

result in negative publicity, or

have a negative effect on IBA morale and loyalty.

In addition, EYI's network marketing system will be subject to regulations in foreign markets administered by foreign agencies in the event that EYI expands its network marketing organization into such markets.

The legality of EYI's network marketing program is subject to challenge by its IBAs. EYI is subject to the risk of challenges to the legality of its network marketing organization by its IBAs, both individually and as a class. Generally, such challenges would be based on claims that EYI's network marketing program was operated as an illegal "pyramid scheme" in violation of federal securities laws, state unfair practice and fraud laws and the Racketeer Influenced and Corrupt Organizations Act. An illegal pyramid scheme is generally a marketing scheme that promotes "inventory loading" and does not encourage retail sales of the products and services to ultimate consumers. Inventory loading occurs when distributors purchase large quantities of non-returnable inventory to obtain the full amount of compensation available under the network marketing program. In the event of challenges to the legality of EYI's network marketing organization by its IBAs, there is no assurance that EYI will be able to demonstrate that its network marketing policies were enforced and

the network marketing program and IBAs' compensation thereunder serve as safeguards to deter inventory loading and encourage retail sales to the ultimate consumers.

Proceedings resulting from these claims could result in significant defense costs, settlement payments or judgments, and could have a material adverse effect on EYI. One of EYI's competitors, Nutrition for Life International, Inc., a multi-level seller of personal care and nutritional supplements, announced in 1999 that it had settled class action litigation brought by distributors alleging fraud in connection with the operation of a pyramid scheme. Nutrition for Life International agreed to pay in excess of $3 million to settle claims brought on behalf of its distributors and certain purchasers of its stock.

EYI believes that its marketing program is significantly different from the program allegedly promoted by Nutrition for Life International and that its marketing program is not in violation of anti-pyramid laws or regulations.

However, there can be no assurance that claims similar to the claims brought against Nutrition for Life International and other multi-level marketing organizations will not be made against EYI, or that EYI would prevail in the event any such claims were made. Furthermore, even if EYI were successful in defending against any such claims, the costs of conducting such a defense, both in dollars spent and in management time, could be material and adversely affect EYI's operating results and financial condition. In addition, the negative publicity of such a suit could adversely affect EYI's sales and ability to attract and retain IBAs.

A large portion of EYI's sales is attributable to Calorad. A significant portion of EYI's net sales is expected to be dependent upon EYI's Calorad product. Calorad has traditionally represented more than 90% of EYI's net sales and, although EYI hopes to expand and diversify its product offerings, Calorad is expected to provide a large portion of EYI's net sales in the foreseeable future. If Calorad loses market share or loses favor in the marketplace, EYI's financial results will suffer.

EYI products are subject to obsolescence. The introduction by EYI or EYI competitors of new dietary supplement or personal care products offering increased functionality or enhanced results may render EYI's existing products obsolete and unmarketable. Therefore, EYI's ability to successfully introduce new products into the market on a timely basis and achieve acceptable levels of sales has and will continue to be a significant factor in its ability to grow and remain competitive and profitable. In addition, the nature and mix of EYI products are important factors in attracting and maintaining EYI's network of IBAs, which consequently affects demand for EYI products. Although EYI seeks to introduce additional products, the success of new products is subject to a number of conditions, including customer acceptance. There can be no assurance that

EYI's efforts to develop innovative new products will be successful,

customers will accept new products or

that EYI will obtain required regulatory approvals of such new products.

In addition, no assurance can be given that new products currently experiencing strong popularity will maintain their sales over time. In the event EYI is unable to successfully increase the product mix and maintain competitive product replacements or enhancements in a timely manner in response to the introduction of new products, competitive or otherwise, EYI's sales and earnings will be materially and adversely affected.

EYI has no manufacturing capabilities and EYI is dependent upon Nutri-Diem, Inc. and other companies to manufacture EYI products. EYI has no manufacturing facilities and has no present intention to manufacture any of its dietary supplement and personal care products. EYI is dependent upon relationships with independent manufacturers to fulfill its product needs. Nutri-Diem, Inc., a related party, manufactures and supplies more than 90% of EYI products. EYI has contracts with Nutri-Diem that require EYI to purchase set amounts of its manufactured products for at least the next four years and possibly the next nine years. It is possible that these contracts with Nutri-Diem, Inc. could become unfavorable, and EYI may not be able to use other manufacturers to provide it with these services if EYI's terms with Nutri-Diem, Inc. become unfavorable. In addition, EYI must be able to obtain its dietary supplement and personal care products at a cost that permits EYI to charge a price acceptable to the customer, while also accommodating distribution costs and third party sales compensation. Competitors who do own their own manufacturing may have an advantage over EYI with respect to pricing, availability of product and in other areas through their control of the manufacturing process.

EYI may not be able to deliver various products to its customers if third party providers fail to provide necessary ingredients to EYI. EYI is dependent on various third parties for various ingredients for EYI products. Some of the third parties that provide ingredients to EYI have a limited operating history and are themselves dependent on reliable delivery of products from others. As a result, EYI's ability to deliver various products to EYI users may be adversely affected by the failure of these third parties to provide reliable various ingredients for EYI products.

EYI is materially dependent upon EYI's key personnel and the loss of such key personnel could result in delays in the implementation of EYI's business plan or business failure. EYI depends upon the continued involvement of Jay Sargeant, EYI's President and Director, Barry LaRose, EYI's Secretary and Director, and Dori O'Neill, EYI's Executive Vice President, Chief Operations Officer and Director. As EYI is a developing company, the further implementation of its business plan is dependent on the entrepreneurial skills and direction of management. Mr. Sargeant, Mr. LaRose and Mr. O'Neill guide and direct EYI's activity and vision. This direction requires an awareness of the market, the competition, current and future markets and technologies that would allow EYI to continue its operations. The loss or lack of availability of these individuals could materially adversely affect EYI's business and operations. EYI does not carry "key person" life insurance for these officers and directors, and we would be adversely affected by the loss of these three key employees.

EYI faces substantial competition in the dietary supplement and personal care industry, including products that compete directly with Calorad. The dietary supplement and personal care industry is highly competitive. It is relatively easy for new companies to enter the industry due to the availability of numerous contract manufacturers, a ready availability of natural ingredients and a relatively relaxed regulatory environment. Numerous companies compete with EYI in the development, manufacture and marketing of supplements as their sole or principal business. Generally, these companies are well funded and sophisticated in their marketing approaches.

Depending on the product category, EYI's competition varies. Calorad competes directly with Body Solutions, a product with different ingredients but a similar concept. Additionally, Calorad competes indirectly with food plans such as Weight Watchers and meal replacement products such as Slim Fast. EYI's Noni Plus product competes with Morinda and others. EYI's other products have similar well-funded and sophisticated competitors. Increased competitive activity from such companies could make it more difficult for EYI to increase or keep market share, since such companies have greater financial and other resources available to them and possess far more extensive manufacturing, distribution and marketing capabilities.

EYI may be subject to products liability claims and may not have adequate insurance to cover such claims. As with other retailers, distributors and manufacturers of products that are designed to be ingested, EYI faces an inherent risk of exposure to product liability claims in the event that the use of EYI products results in injury. With respect to product liability claims, EYI has coverage of $5,000,000 per occurrence and $5,000,000 in the aggregate. Because EYI policies are purchased on a year-to-year basis, industry conditions or EYI's own claims experience could make it difficult for EYI to secure the necessary insurance at a reasonable cost. In addition, EYI may not be able to secure insurance that will be adequate to cover liabilities. EYI generally does not obtain contractual indemnification from parties supplying raw materials or marketing EYI products. In any event, any such indemnification is limited by its terms and, as a practical matter, to the creditworthiness of the other party. In the event that EYI does not have adequate insurance or contractual indemnification, liabilities relating to defective products could require EYI to pay the injured parties' damages which are significant compared to EYI's net worth or revenues.

EYI may be adversely affected by unfavorable publicity relating to EYI product or similar products manufactured by its competitors. EYI believes that the dietary supplement products market is affected by national media attention regarding the consumption of these products. Future scientific research or publicity may be unfavorable to the dietary supplement products market generally or to any particular product and may be inconsistent with earlier favorable research or publicity. Adverse publicity associated with illness or other adverse effects resulting from the consumption of products distributed by other companies, which are similar to EYI products, could reduce consumer demand for EYI products and consequently EYI's revenues. This may occur even if the publicity did not relate to EYI products. Adverse publicity directly concerning EYI products could be expected to have an immediate negative effect on the market for that product.

Because EYI has few proprietary rights, others can provide products and services substantially equivalent to EYI's. EYI holds no patents. EYI believes that most of the technology used by it in the design and implementation of EYI products may be known and available to others. Consequently, others may be able to formulate products equivalent to EYI's. EYI relies on confidentiality agreements and trade secret laws to protect its confidential information. In addition, EYI restricts access to confidential information on a "need to know" basis. However, there can be no assurance that EYI will be able to maintain the confidentiality of its proprietary information. If EYI's pending trademark or other proprietary rights are violated, or if a third party claims that EYI violated its trademark or other proprietary rights, EYI may be required to engage in litigation. Proprietary rights litigation tends to be costly and time consuming. Bringing or defending claims related to EYI proprietary rights may require EYI to redirect its human and monetary resources to address those claims.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

Except as described above in "Amendment to the Articles of Incorporation - Terms of the Exchange Agreement," neither the Company nor any of our affiliates have had any prior contact with, nor have we been a party to any transaction involving, EYI or any of its affiliates, and we are not aware of any existing or potential conflicts of interest involving our company or our affiliates with respect to the Amendments or the Exchange.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Safe ID is required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document which Safe ID has filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of Safe ID's SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by Safe ID with the SEC and contain important information about Safe ID and its finances, are incorporated into this Information Statement:

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, filed with the SEC on April 27, 2003.

Our Quarterly Reports on Form 10-QSB filed for the three months ending March 31, 2003, the six months ending June 30, 2003 and the nine months ending September 30, 2003, filed on May 15, 2003, August 15, 2003 and November 18, 2003, respectively.

Our Current report on Form 8-K filed on November 20, 2003.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

THE BOARD OF DIRECTORS

Calgary, Alberta

December 9, 2003

Exhibit A

SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is dated as of November 4, 2003, by and among SAFE ID CORPORATION, a Nevada corporation ("Safe ID"), ESSENTIALLY YOURS INDUSTRIES, INC., a Nevada corporation ("EYI"), the undersigned directors of Safe ID, and Jay Sargeant.

RECITALS:

        WHEREAS, Safe ID and EYI desire to complete a share exchange transaction pursuant to which Safe ID will issue shares of voting stock of Safe ID in exchange for the issued and outstanding shares of common stock of EYI, par value $0.001 per share (the "EYI Common Stock") held by those shareholders of EYI who execute an Investment Letter, which will contain customary representations, warranties and covenants regarding their ownership of their shares and compliance with federal and state securities laws (the "Investment Letter"), and deliver their shares to Safe ID for exchange (such shareholders, the "Shareholders");

        WHEREAS, the Board of Directors of Safe ID and the Board of Directors of EYI have each approved the proposed transaction, contingent upon satisfaction prior to closing of all of the terms and conditions of this Agreement; and

        WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with completion of the proposed share exchange transaction.

        NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, and the covenants, conditions, representations and warranties hereinafter set forth, the parties hereby agree as follows:

ARTICLE I

THE EXCHANGE

        1.1        The Exchange. At the Closing (as hereinafter defined), Safe ID shall acquire the shares of issued and outstanding common stock of EYI held by the Shareholders, free and clear of all liens, charges or encumbrances, in exchange for shares of common stock of Safe ID (the "Exchange Shares") as provided for in Section 1.3 hereof. The Exchange shall take place upon the terms and conditions provided for in this Agreement and applicable state law. For Federal income tax purposes, it is intended that the Exchange shall constitute a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

        1.2        Closing and Closing Date. Subject to the provisions of this Agreement, the parties shall hold a closing (the "Closing") on (i) the first business day on which the last of the conditions set forth in Article V to be fulfilled prior to the Closing is fulfilled or waived or (ii) such other date as the parties hereto may agree (the "Closing Date"), at such time and place as the parties hereto may agree.

        1.3        Exchange of Shares; Stock Certificates.

        (a)        Conversion. On the Closing Date, each share of EYI Common Stock surrendered to Safe ID by a Shareholder will be converted into approximately 7.67535 Exchange Shares; provided that, if Safe ID issues more than 3,928,571 shares of EYI Common Stock in the Private Placement (as defined in Section 3.1(c)), then the number of Exchange Shares into which each share of EYI Common Stock will be converted will be increased accordingly. No fractional shares of Safe ID Common Stock shall be issued in connection with the Exchange. In lieu of such fractional shares, any Shareholder who would otherwise be entitled to receive a fraction of a share of Safe ID Common Stock (after separately aggregating all fractional shares of stock issuable to such holder) shall be issued one (1) whole share of Safe ID Common Stock.

        (b)        Exchange of Certificates. On and after the Closing Date, each Shareholder shall be entitled to receive in exchange for the outstanding shares of EYI Common Stock held by such Shareholder, upon surrender thereof to Safe ID or its exchange agent, a certificate or certificates representing the number of whole Exchange Shares into which such Shareholder's shares(s) of EYI Common Stock were converted pursuant to Section 1.3(a). If, after the Closing Date, certificates for EYI Common Stock are presented to Safe ID, they shall be cancelled and exchanged for Exchange Shares as provided herein.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

        2.1        Representations and Warranties of Safe ID. Safe ID represents and warrants to EYI as follows:

        (a)        Organization, Standing and Power. Safe ID is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

        (b)        Capital Structure.

                 (i)         The authorized capital stock of Safe ID consists of 50,000,000 shares of common stock, par value $0.001 per share ("Safe ID Common Stock") of which 29,127,924 shares are issued and outstanding. All of the issued and outstanding shares of Safe ID Common Stock are validly issued, fully paid and nonassessable, were issued in compliance with all applicable securities laws and are free from preemptive rights or other restrictions on transfer. The Company has issued warrants (the "Warrants") to acquire up to 2,923,924 shares of Safe ID Common Stock at a price of $0.20 per share. Other than the Warrants, there are no other options, warrants, calls, agreements or other rights to purchase or otherwise acquire from Safe ID at any time, or upon the happening of any stated event, any shares of the capital stock of Safe ID, whether or not presently issued or outstanding.

                 (ii)         The Exchange Shares to be issued pursuant to this Agreement will be, when issued pursuant to the terms of the resolution of the Board of Directors of Safe ID approving such issuance, validly issued, fully paid and nonassessable and not subject to preemptive rights.

        (c)         Certificate of Incorporation, Bylaws, and Minute Books. The copies of the Articles of Incorporation and of the Bylaws of Safe ID which have been delivered to EYI are true, correct and complete copies thereof. The minute book of Safe ID, which has been made available for inspection, contains accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of Safe ID since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings.

        (d)         Authority.

                 (i)         Safe ID has all requisite power and authority to enter into this Agreement and, subject to approval by the Safe ID shareholders pursuant to Section 4.4 hereof, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Safe ID. Except for the approval of the shareholders of Safe ID, no other corporate or shareholder proceedings on the part of Safe ID are necessary to authorize the Exchange or the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Safe ID and, assuming the due execution by the other parties hereto, constitutes a legal, valid and binding agreement of Safe ID, enforceable against Safe ID in accordance with its terms, except as its enforceability may be limited by general principles of equity or by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting creditors' rights generally.

                (ii)        The Board of Directors of Safe ID (at a meeting or meetings duly called and held prior to the date hereof) has (i) determined that the Exchange is advisable and fair to and in the best interests of the shareholders of Safe ID and (ii) resolved to recommend approval of the Charter Amendment (as defined in Section 4.4(a) hereof) by the shareholders of Safe ID.

        (e)        Conflict with Other Agreements; Approvals. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws or other governing documents of Safe ID; (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") by or with respect to Safe ID, except as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the NRS; (iii) require any consent, waiver or approval, or result in a default, or give rise to any right of termination, cancellation, modification or acceleration, under any of the terms, conditions or provisions of any note, license, agreement, contract, indenture or other instrument or obligation to which Safe ID is a party or by which any of its assets may be bound; (iv) result in the creation or imposition of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind on any asset of Safe ID or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Safe ID or by which any of its assets is bound, except, in the cases of clauses (ii), (iii), (iv) and (v), violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Safe ID or on the ability of the parties to consummate the Exchange or the other transactions contemplated hereby.

        (f)        Books and Records. Safe ID has made and will make available for inspection by EYI upon reasonable request all the books of Safe ID relating to the business of Safe ID. Such books of Safe ID have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to EYI by Safe ID are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

        (g)        Compliance with Laws. Safe ID is and has been in compliance in all material respects with (i) all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its business and (ii) any note, bond, mortgage, contract, agreement, license, lease or other instrument or obligation to which Safe ID is a party or by which Safe ID or any of its property or assets is bound or affected.

        (h)        SEC Filings. Safe ID filed a registration statement on Form 10-SB under the Exchange Act on March 6, 2000, which, in accordance with Section 12(g) under the Exchange Act became effective on or about May 5, 2000. Thereafter, Safe ID has filed all periodic and other reports required to be filed with the Securities and Exchange Commission (the "SEC") and, as of the date hereof, is current in its filing obligations. Safe ID's report on Form 10-KSB for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission on March 27, 2003 (the "Form 10-KSB"), contains all material information concerning Safe ID, updated to the latest practicable date prior to filing, required by SEC rules to be disclosed in such form, and does not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

        (i)        Financial Statements and Tax Returns. Copies of Safe ID's audited financial statements including its balance sheet as of December 31, 2002, and its statements of operations, cash flows and shareholders' equity for the years ended December 31, 2002 and 2001 and copies of Safe ID's interim unaudited financial statements for the periods ended March 31, 2003 and June 30, 2003 (collectively, the "Safe ID Financial Statements") have been delivered to EYI. The Safe ID Financial Statements were prepared in accordance with Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis through the periods involved, and the Safe ID Financial Statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Safe ID as at the respective dates of and for the periods referred to in such financial statements, except that any unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which have not been and are not likely to be materially adverse to Safe ID. No financial statements of any person or entity are required by GAAP to be included in the consolidated financial statements of Safe ID.

        (j)        Litigation. There is no suit, action or proceeding pending, or, to the knowledge of Safe ID, threatened against or affecting Safe ID which is reasonably likely to have a material adverse effect on Safe ID, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Safe ID having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

        (k)        Tax Returns. Safe ID has filed or will file within the time prescribed by law (including extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with any jurisdiction where such filing is required by law, and all such returns are true, accurate and complete in all material respects. Safe ID has paid all taxes, interest, penalties, assessments or deficiencies that were due and payable except for those for which an adequate reserve has been provided in accordance with GAAP. Safe ID has made adequate provisions in the Safe ID Financial Statements in accordance with GAAP appropriately and consistently applied for the payment of all material taxes, interest, penalties, assessments or deficiencies for which Safe ID may be liable for the periods covered thereby that were not yet due and payable as of the dates thereof. There is no claim pending or, to the knowledge of Safe ID, threatened against Safe ID for (i) any other tax returns or reports which are required to be filed which have not been so filed or (ii) any unpaid assessment for additional taxes for any fiscal period or any basis therefor. Safe ID has provided to EYI copies of its tax returns filed for the tax years ended December 31, 2002 and 2001.

        (l)        No Undisclosed Liabilities. Except as set forth in the Safe ID Financial Statements, Safe ID has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except current liabilities incurred in the ordinary course of business since the respective dates thereof, all of which shall be paid in full on the Closing Date.

        (m)        Information Statement. The Information Statement (as defined below), and any other schedule or document required to be filed by Safe ID in connection with the Exchange or the transactions contemplated hereby, will not, at the time the Information Statement is first filed and at the time it is delivered to the shareholders of EYI, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by Safe ID with respect to information supplied in writing by EYI or any of its affiliates for inclusion therein. The Information Statement on Schedule 14C that may be provided to the shareholders of Safe ID in connection with the Exchange, and any schedules required to be filed with the SEC in connection therewith, as from time to time amended or supplemented, are collectively referred to as the "Information Statement."

        (n)        No Material Adverse Change. Except as set forth in the reports on Form 10-QSB for the periods ended March 31, 2003 and June 30, 2003, since December 31, 2002, there has not been any material adverse change with regard to Safe ID, and no event has occurred or circumstance exists that may result in such a material adverse change.

        (o)        No Employees. Safe ID has no employees, and has never had any employees.

        (p)        Brokers. No person or entity is entitled to receive any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon agreements made by or on behalf of Safe ID or any of its officers, directors or employees.

        (q)        Full Disclosure. No representation or warranty of Safe ID in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to Safe ID that has specific application to EYI and that materially adversely affects or, as far as Safe ID can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of Safe ID that has not been set forth in this Agreement.

        2.2        Representations and Warranties of EYI. Except as otherwise set forth on the EYI Schedule of Exceptions attached hereto as Schedule I, which is incorporated into this Agreement by reference, EYI and Jay Sargent represent and warrant to Safe ID as follows:

        (a)         Organization, Standing and Power. EYI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

        (b)        Capital Structure. The authorized capital stock of EYI consists of 10,000,000 shares of $0.001 par value Preferred Stock, of which no shares are issued and outstanding, and 70,000,000 shares of $0.001 par value Common Stock, of which 15,703,552 shares are issued and outstanding. All of the issued and outstanding shares of EYI Common Stock are validly issued, fully paid and nonassessable, were issued in compliance with all applicable securities laws and are free from preemptive rights or other restrictions on transfer. There are no other options, warrants, calls, agreements or other rights to purchase or otherwise acquire from EYI at any time, or upon the happening of any stated event, any shares of the capital stock of EYI, whether or not presently issued or outstanding. EYI has provided Safe ID with a true, accurate and complete list, as of the date hereof, of the name of each holder of EYI Common Stock and the number of shares of EYI Common Stock held by such shareholder.

        (c)         Articles of Incorporation, Bylaws, and Minute Books. The copies of the Articles of Incorporation and of the Bylaws of EYI which have been delivered to Safe ID are true, correct and complete copies thereof. The minute book of EYI, which has been made available for inspection, contains accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of EYI since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings.

        (d)        Authority; Company Actions.

                (i)        EYI has all requisite power and authority to enter into this Agreement and has the requisite power and authority to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of transactions contemplated hereby have been duly authorized by the Board of Directors of EYI. No other corporate or shareholder proceedings on the part of EYI are necessary to authorize the Exchange and the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by EYI and, assuming the due execution by the other parties hereto, constitutes a legal, valid and binding agreement of EYI, enforceable against EYI in accordance with its terms, except as its enforceability may be limited by general principles of equity or by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting creditors' rights generally.

                (ii)        The Board of Directors of EYI (at a meeting or meetings duly called and held prior to the date hereof) has (A) determined that the Exchange is advisable and fair to and in the best interests of the shareholders of EYI and (B) irrevocably resolved to elect, to the extent permitted by law, not to be subject to any "moratorium," "control share acquisition," "Business combination," "fair price," or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement.

        (e)        Conflict with Agreements; Approvals. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws or other governing documents of EYI; (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity by or with respect to EYI, except as may be required under the HSR Act, the Exchange Act and the NRS; (iii) require any consent, waiver or approval, or result in a default, or give rise to any right of termination, cancellation, modification or acceleration, under any of the terms, conditions or provisions of any note, license, agreement, contract, indenture or other instrument or obligation to which EYI is a party or by which any of its assets may be bound; (iv) result in the creation or imposition of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind on any asset of EYI or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to EYI or by which any of its assets is bound, except, in the cases of clauses (ii), (iii), (iv) and (v), violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on EYI or on the ability of the parties to consummate the Exchange or the other transactions contemplated hereby.

        (f)        Books and Records. EYI has made and will make available for inspection by Safe ID upon reasonable request all the books of account, relating to the business of EYI. Such books of account of EYI have been maintained in the ordinary course of business. All documents furnished or caused to be furnished to Safe ID by EYI are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

        (g)        Compliance with Laws; No Default. EYI is and has been in compliance in all material respects with (i) all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its business and (ii) any note, bond, mortgage, contract, agreement, license, lease or other instrument or obligation to which EYI is a party or by which EYI or any of its property or assets is bound or affected.

        (h)        Financial Statements. Copies of EYI's audited financial statements, including its balance sheet as of June 30, 2003 and its statements of operations, cash flows and shareholders' equity for the fiscal years ended June 30, 2003 and June 30, 2002 (collectively, the "EYI Financial Statements") have been delivered to Safe ID. The EYI Financial Statements were prepared in accordance with GAAP applied on a consistent basis through the periods involved, and the EYI Financial Statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of EYI as at the respective dates of and for the periods referred to in such financial statements. No financial statements of any person or entity are required by GAAP to be included in the consolidated financial statements of EYI.

        (i)        Litigation. There is no suit, action or proceeding pending, or, to the knowledge of EYI threatened against or affecting EYI which is reasonably likely to have a material adverse effect on EYI or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Exchange or any of the other transactions contemplated herein, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against EYI having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

        (j)        Tax Returns. EYI has filed or will file within the time prescribed by law (including any extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with any jurisdiction where such filing is required by law, and all such returns are true, accurate and complete in all material respects. EYI has paid all taxes, interest, penalties, assessments or deficiencies that were due and payable except for those for which an adequate reserve has been provided in accordance with GAAP. EYI has made adequate provisions in the EYI Financial Statements in accordance with GAAP appropriately and consistently applied for the payment of all material taxes, interest, penalties, assessments or deficiencies for which EYI may be liable for the periods covered thereby that were not yet due and payable as of the dates thereof. There is no claim pending or, to the knowledge of EYI, threatened against EYI for (i) any other tax returns or reports which are required to be filed which have not been so filed or (ii) any unpaid assessment for additional taxes for any fiscal period or any basis therefor. EYI has provided to Safe ID copies of its tax returns filed for the tax years ended June 30, 2003 and June 30, 2002.

        (k)        No Undisclosed Liabilities. Except as set forth in the EYI Financial Statements, EYI has no liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except current liabilities incurred in the ordinary course of business since the respective dates thereof, which current liabilities are not in default and will be paid in a timely manner in accordance with their terms.

        (l)        Information Statement. Any information supplied by EYI or its affiliates to Safe ID or any of its affiliates for inclusion in the Information Statement will not, at the time the Information Statement is first filed and at the time it is delivered to the shareholders of EYI, cause the Information Statement to contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by EYI with respect to information supplied by Safe ID or any of its affiliates for inclusion therein.

        (m)        Licenses and Permits. EYI owns or possesses in the operation of its business, and is in material compliance with, all material permits, licenses, authorizations consents and approvals from any Governmental Entity which are necessary for it to conduct its business as now conducted (the "EYI Permits"). Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under, or have any material adverse effect upon, any EYI Permit.

        (n)        No Material Adverse Change. Since June 30, 2003, there has not been any material adverse change with regard to EYI, and no event has occurred or circumstance exists that may result in such a material adverse change.

        (o)        Brokers. No person or entity is entitled to receive any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon agreements made by or on behalf of Safe ID or any of its officers, directors or employees.

        (p)        Full Disclosure. No representation or warranty of EYI in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to EYI that has specific application to Safe ID and that materially adversely affects or, as far as EYI can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of EYI that has not been set forth in this Agreement.

ARTICLE III

COVENANTS RELATING TO CONDUCT OF BUSINESS

        3.1        Covenants of EYI and Safe ID. During the period from the date of this Agreement through and including the Closing Date, EYI and Safe ID each agree as to themselves and their related entities that (except as expressly contemplated or permitted by this Agreement, or to the extent that the other party shall otherwise consent in writing):

        (a)        Ordinary Course. Each party shall carry on its respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted.

        (b)        Dividends; Changes in Stock. No party shall (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, or (ii) repurchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of its capital stock.

        (c)        Issuance of Securities. No party shall issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any voting debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting debt or convertible securities; provided however, that Safe ID may issue in its current private placement (the "Private Placement") up to 3,571,429 units (each, a "Unit") for a purchase price of $0.14 per Unit, each Unit of which consists of one share of Safe ID Common Stock and one warrant to purchase an additional share of Safe ID Common Stock for a price of $0.20 per share.

        (d)        Governing Documents. No party shall amend or propose to amend its Articles of Incorporation or Bylaws.

        (e)         No Dispositions. Except for the transfer of assets in the ordinary course of business consistent with prior practice, no party shall sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, which are material, individually or in the aggregate, to such party.

        (f)         Indebtedness. No party shall incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or guarantee any debt securities of others other than in each case in the ordinary course of business consistent with prior practice.

        3.2         Other Actions. No party shall take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made (to the extent so limited), or in any of the conditions to the Exchange set forth in Article V not being satisfied.

ARTICLE IV

ADDITIONAL AGREEMENTS

        4.1        Access to Information. Upon reasonable notice, Safe ID and EYI shall each afford to the officers, employees, accountants, counsel and other representatives of the other company, access to all their respective properties, books, contracts, commitments and records and, during the period from the date hereof until the Closing Date, each of Safe ID and EYI shall furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party, and in the event of termination of this Agreement for any reason each party shall promptly return all nonpublic documents obtained from any other party, and any copies made of such documents, to such other party.

        4.2         Legal Conditions to Exchange. Safe ID and EYI shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Exchange and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or upon any of their related entities or subsidiaries in connection with the Exchange. Each party shall take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by Safe ID or EYI or any of their related entities or subsidiaries in connection with the Exchange or the taking of any action contemplated thereby or by this Agreement.

        4.3        Safe ID Board of Directors and Officers. At the Closing, the current officers of Safe ID shall deliver their resignations, effective immediately. At least ten days prior to the Closing Date, (i) the current directors of Safe ID shall deliver their resignations, to be effective as of the Closing Date and (ii) Safe ID shall mail to its stockholders a notice pursuant to Rule 14f-1 under the Exchange Act. Immediately prior to the resignation of the final remaining member of Safe ID's Board of Directors, such director shall take such actions as are necessary and appropriate to appoint to Safe ID's Board of Directors those directors designated by EYI.

        4.4        Information Statement; Increase in Authorized Stock.

        (a)         Information Statement. As soon practicable following the execution of this Agreement, Safe ID shall (i) use its best efforts to obtain a written consent without a meeting of the majority of the holders of the EYI Common Stock approving an amendment (the "Charter Amendment") to Safe ID's Articles of Incorporation to increase its authorized shares to not less than 300,000,000 shares of Common Stock and 10 million shares of "blank check" preferred stock and (ii) shall, as soon as practicable thereafter, file with the SEC the Information Statement, which will comply in all material respects with the federal securities laws. EYI agrees to cooperate with Safe ID in the filing of the Information Statement and to provide to Safe ID all relevant information for inclusion in the Information Statement. Each of Safe ID and EYI agrees promptly to correct any information provided by it for inclusion in the Information Statement if and to the extent that such information shall have become false or misleading in any material respect, and Safe ID agrees to take all steps necessary to cause the Information Statement as corrected to be filed with the SEC and disseminated to the shareholders of Safe ID as and to the extent required by applicable law.

        (b)        Filing of Amendment. Prior to the Closing Date, Safe ID shall file the Charter Amendment to allow for the issuance of the Exchange Shares in accordance with this Agreement.

        4.5         Private Placement. Prior to the Closing Date, Safe ID will raise a total of at least U.S. $500,000 in the Private Placement.

        4.6        Issuance and Cancellation of Notes. Prior to the Closing Date, Safe ID will loan a total of up to U.S. $500,000 to EYI pursuant to one or promissory notes (including the promissory notes dated October 3, 2003, September 17, 2003, September 11, 2003 and September 5, 2003, already issued by EYI in favor of Safe ID in the aggregate principal amount of U.S. $326,500.00) (the "Notes"). Immediately upon the consummation of the Exchange, the Notes shall be immediately forgiven and cancelled.

        4.7        EYI Indebtedness. At or before the Closing, Safe ID will offer to Michel Grise ("Grise") 357,143 shares of Safe ID Common Stock and warrants to purchase an additional 357,143 shares of Safe ID Common Stock at $0.20 per share, with such warrants to have the same terms and conditions as the warrants issued by Safe ID in the Private Placement, in satisfaction of the U.S. $50,000 owed to Grise by EYI, and, if such offer is accepted by Grise, the closing of such transaction and the issuance of the Safe ID Common Stock and warrants shall occur immediately following the Closing.

ARTICLE V

CONDITIONS PRECEDENT

        5.1        Conditions to Each Party's Obligation To Effect the Exchange. The respective obligations of each party to effect the Exchange shall be subject to the satisfaction or waiver by such party of the following conditions on or before the Closing Date:

        (a)        Consents and Waiting Periods. The filing, occurring or obtainment of all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by any Governmental Entity or by any applicable law, rule, or regulation governing the transactions contemplated hereby; and

        (b)        No Statutes or Judgments. No statute, rule, regulation, executive order, judgment, decree or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or Governmental Entity against Safe ID or EYI and be in effect that prohibits or restricts the consummation of the Exchange or makes such consummation illegal; provided that each party agrees to use all reasonable efforts to have such prohibition lifted.

        5.2        Conditions to Obligations of Safe ID. The obligation of Safe ID to effect the Exchange is subject to the satisfaction of the following conditions on or before the Closing Date unless waived by Safe ID:

        (a)         Representations and Warranties. The representations and warranties of EYI set forth in this Agreement and the representations and warranties of each Shareholder set forth in its respective Investment Letter shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and, with respect only to the representations and warranties of EYI, Safe ID shall have received a certificate signed on behalf of EYI by the President of EYI to such effect.

        (b)         Performance of Obligations of EYI. EYI and the Shareholders shall have performed in all material respects all obligations required to be performed by them under this Agreement or under the Investment Letters at or prior to the Closing Date, and, with respect only to the obligations of EYI, Safe ID shall have received a certificate signed on behalf of EYI by the President to such effect.

        (c)         Closing Documents. Safe ID shall have received such certificates and other closing documents as counsel for Safe ID shall reasonably request.

        (d)         Number of Shares. At or before the Closing, the Shareholders shall surrender to Safe ID certificates representing at least 90% of the total issued and outstanding shares of EYI Common Stock, and such certificates shall be accompanied by Investment Letters executed by the respective Shareholders and appropriate stock powers in a form acceptable to Safe ID and executed by the respective Shareholder, assigning such certificates to Safe ID, free and clear of any liens, claims, options, charges, and encumbrances of any nature.

        (e)         Consents. EYI shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of Safe ID, individually or in the aggregate, have a material adverse effect on EYI and its subsidiaries and related entities taken as a whole upon the consummation of the transactions contemplated hereby. EYI shall also have received any required approval of its shareholders in accordance with applicable law.

        (f)         Due Diligence Review. Safe ID shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of EYI and shall not have determined that any of the representations or warranties of EYI contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that EYI is otherwise in violation of any of the provisions of this Agreement.

        (g)        Pending Litigation. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of Safe ID, made in good faith, would make the consummation of the Exchange imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against EYI or the Shareholders, the consequences of which, in the judgment of Safe ID, could be materially adverse to EYI.

        5.3        Conditions to Obligations of EYI. The obligation of EYI to effect the Exchange is subject to the satisfaction of the following conditions unless waived by EYI:

        (a)        Representations and Warranties. The representations and warranties of Safe ID set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, EYI shall have received a certificate signed on behalf of Safe ID by the President to such effect.

        (b)        Performance of Obligations of Safe ID. Safe ID shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and EYI shall have received a certificate signed on behalf of Safe ID by the President to such effect.

        (c)        Shareholder Approval; Charter Amendment. The holders of Safe ID Common Stock shall have approved the Charter Amendment, and the Charter Amendment shall have been filed and shall be effective. If requested by EYI in writing prior to Closing, the holders of shares of Safe ID Common Stock shall have further approved or consented to an additional amendment to the Articles of Incorporation of Safe ID to change the name of Safe ID to a name designated by EYI immediately following the Effective Date.

        (d)        Closing Documents. EYI shall have received such certificates and other closing documents as counsel for EYI shall reasonably request.

        (e)        Consents. Safe ID shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby.

        (f)        Due Diligence Review. EYI shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of Safe ID and shall not have determined that any of the representations or warranties of Safe ID contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that Safe ID is otherwise in violation of any of the provisions of this Agreement.

        (g)        Pending Litigation. There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of EYI, made in good faith, would make the consummation of the Exchange imprudent. In addition, there shall not be any other litigation or other proceeding pending or threatened against Safe ID the consequences of which, in the judgment of EYI, could be materially adverse to Safe ID.

ARTICLE VI

TERMINATION AND AMENDMENT

        6.1        Termination. This Agreement may be terminated at any time prior to the Closing Date:

        (a)        By mutual written consent of Safe ID and EYI;

        (b)        By Safe ID if there has been a material breach of any representation, warranty, covenant or agreement on the part of EYI set forth in this Agreement, or by EYI if there has been a material breach of any representation, warranty, covenant or agreement on the part of Safe ID, which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach;

        (c)        By either Safe ID or EYI if any court, Governmental Entity or other competent authority shall have issued an order, decree or ruling, or taken any other action, enjoining, restraining or otherwise preventing the consummation of the Exchange or any of the other transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and non-appealable; or

        (d)        By either Safe ID or EYI if the Exchange shall not have been consummated on or before December 31, 2003.

        6.2        Effect of Termination. In the event of termination of this Agreement by either Safe ID or EYI as provided in Section 6.1, this Agreement, except for the provisions of this section and Article VII, shall forthwith become void, and there shall be no liability or obligation on the part of any party hereto; provided that EYI shall remain obligated to pay all sums due and owing on the Notes in accordance with the terms thereof. In such event, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. Nothing in this Section 6.2 shall relieve any party for liability for any breach of this Agreement.

        6.3        Amendment. This Agreement may be amended by Safe ID and EYI, by action taken or authorized by their respective Boards of Directors, provided no amendment shall be made which by law requires approval by the shareholders of any party without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        6.4        Extension; Waiver. At any time prior to the Closing Date, Safe ID and EYI, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

ARTICLE VII

GENERAL PROVISIONS

        7.1        Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date for a period of one (1) year.

        7.2        Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) If to Safe ID to:	1700 Varsity Estate Drive NW, Unit B3 Calgary, Alberta T3B 2W9
(b) If to EYI, to:	#201-8322, 130th Street Surrey, British Columbia, Canada V3W-8J9

        7.3         Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

        7.4        Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        7.5        Entire Agreement; No Third Party Beneficiaries; Rights of Ownership. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        7.6        Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law. Each party hereby irrevocably submits to the jurisdiction of any Nevada state court or any federal court in the State of Nevada in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

        7.7        No Remedy in Certain Circumstances. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof or thereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or thereof or to any other remedy, including but not limited to money damages, for breach hereof or thereof or of any other provision of this Agreement or part hereof or thereof as a result of such holding or order.

        7.8        Publicity. Except as otherwise required by law or the rules of the SEC, so long as this Agreement is in effect, no party shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

        7.9        Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Safe ID may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of such company. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Share Exchange Agreement has been signed by the parties set forth below as of the date set forth above.

SAFE ID CORPORATION
/S/ JAY SARGEANT Jay Sargeant
By:/S/ MAURIZIO FORIGO Maurizio Forigo, President
/S/ MAURIZIO FORIGO Maurizio Forigo
ESSENTIALLY YOURS INDUSTRIES, INC.

By: /S/ JAY SARGEANT Jay Sargeant, President	/S/ JACK D. MACDONALD Jack D. MacDonald

Schedule I

To Share Exchange Agreement

EYI Schedule of Exceptions

Legal Issues involving Essentially Yours Industries, Inc. (the "Corporation")

Action by Suhl, Harris and Babich

A consolidated action by Wolf Suhl, Christine Harris and Edward Babich was brought in the Supreme Court of British Columbia pursuant to an Order pronounced in New Westminster Registry Action S061589 on May 7, 2003, which allowed the plaintiffs to sue the Corporation. The consolidated pleadings allege that the Corporation holds certain of its products or revenues derived therefrom as trust property for the benefit of the plaintiffs.

The claim is for an aggregate of 4.9% of the wholesale volume of sales generated by the Corporation from the alleged trust property, and for damages and costs.

The Corporation is disputing and defending the action. This lawsuit is in the final stage of pleadings.

Action by Hennessy

This action was commenced by Hennessy Consulting Group Inc., in the Supreme Court of British Columbia on December 10, 2002. The claim against the Corporation is for damages for breach of a consulting contract. The amount in issue is approximately $32,000.00 (Cdn.). The Corporation is disputing and defending the action. Pleadings are finalized and discoveries have been scheduled later this year.

Action by the State of Texas

This action commenced by The State of Texas on the 9th day of October 2003 in the jurisdiction of Travis County, Austin, Texas is for taxes alleged to be owed by the Corporation. The amount claimed is $179,094.84 (USD). The Corporation is disputing and defending the action.

Exhibit B - Form of Charter Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

SAFE ID CORPORATION

This amendment to the Articles of Incorporation is filed pursuant to NRS 78.385 and 78.390:

1. The name of the corporation is Safe ID Corporation.

2. Article III of the Articles of Incorporation shall be amended in its entirety to read as follows:

The aggregate number of capital stock shares which the Corporation shall have authority to issue is (i) three hundred million (300,000,000) shares of common stock, $0.001 par value, and (ii), ten million (10,000,000) shares of preferred stock, $0.001 par value. The voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designations of the preferred stock will be described by resolution of the board of directors before any issuance thereof.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: __________________.

By: _________________________
Maurizio Forigo, President

Exhibit C - Form of Name Change Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

SAFE ID CORPORATION

This amendment to the Articles of Incorporation is filed pursuant to NRS 78.385 and 78.390:

1. The name of the corporation is Safe ID Corporation.

2. Article I of the Articles of Incorporation shall be amended in its entirety to read as follows:

The name of the corporation is EYI Industries, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: __________________.

By: /S/ MAURIZIO FORIGO
Maurizio Forigo, President

Exhibit D - Financial Statements of Essentially Your Industries, Inc.

Board of Directors and Stockholders

Essentially Yours Industries, Inc.

Vancouver, British Columbia Canada

INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying consolidated balance sheets of Essentially Yours Industries, Inc., formerly Burrard Capital, Inc. (a Nevada corporation) as of June 30, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended June 30, 2003 and for the period from inception (June 21, 2002) to June 30, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Essentially Yours Industries, Inc. as of June 30, 2003 and the results of its operations, stockholders equity and its cash flows for the year ended June 30, 2003 and for the period from inception (June 21, 2002) to June 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has an accumulated deficit and a negative working capital position which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Williams & Webster, P.S.

Certified Public Accountants

Spokane, Washington

October 15, 2003

ESSENTIALLY YOURS INDUSTRIES, INC.
(Formerly Burrard Capital, Inc.)
CONSOLIDATED BALANCE SHEETS

	June 30,	June 30,
	2003	2002
ASSETS

CURRENT ASSETS
Cash	$16,184	$12,434
Restricted cash	223,682	-
Accounts receivable	26,596	12,321
Related party receivables	6,162	72,727
Prepaid expenses	36,484	45,964
Inventory	302,605	-
Total Current Assets	611,713	143,446

PROPERTY, PLANT AND EQUIPMENT	160,611	129,059

OTHER ASSETS
Deposit	10,406	-

INTANGIBLE ASSETS	19,801	1

TOTAL ASSETS	$802,531	$272,506

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES

CURRENT LIABILITIES
Bank indebtedness	$274,880	$-
Accounts payable and accrued liabilities	554,830	211,966
Accounts payable - related parties	545,075	-
Customer deposits	46,292	-
Total Current Liabilities	1,421,077	211,966

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.001 par value; 10,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value; 70,000,000 shares
authorized, 15,703,552 and 15,000,000 shares issued
and outstanding, respectively	15,703	15,000
Additional paid-in capital	1,046,926	53,507
Accumulated deficit	(1,681,175)	(7,967)
Total Stockholders' Equity (Deficit)	(618,546)	60,540

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$802,531	$272,506

The accompanying notes are an integral part of the financial statements.

ESSENTIALLY YOURS INDUSTRIES, INC.
(Formerly Burrard Capital, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
			From
			June 21, 2002
	Year Ended		(Inception) to
	June 30, 2003		June 30, 2002

REVENUE	$14,390,049		$-

COST OF GOODS SOLD	10,511,706		-

GROSS PROFIT	3,878,343		-

OPERATING EXPENSES
Consulting fees	765,580		-
Legal and professional	354,356		-
Customer service	1,270,297		-
Financing and administration	835,008		-
Sales and marketing	506,276		-
Telecommunications	550,480		-
Wages and benefits	959,526		-
Other operating expenses	282,252		7,967
Total Operating Expenses	5,523,775		7,967

OPERATING LOSS	(1,645,432)		(7,967)

OTHER INCOME (EXPENSES)
Interest income	1,713		-
Interest expense	(12,792)		-
Foreign currency discount	(16,697)		-
Total Other Income (Expenses)	(27,776)		-

NET LOSS BEFORE TAXES	(1,673,208)		(7,967)

PROVISION FOR TAXES	-		-

NET LOSS	$(1,673,208)		$(7,967)

BASIC AND DILUTED
NET LOSS PER COMMON SHARE	$(0.11)	$	nil

WEIGHTED AVERAGE NUMBER OF
COMMON STOCK SHARES OUTSTANDING	15,527,664		15,000,000

The accompanying notes are an integral part of the financial statements.

ESSENTIALLY YOURS INDUSTRIES, INC.
(Formerly Burrard Capital, Inc.)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

							Total
	Preferred Stock		Common Stock		Additional		Stockholders'
	Number		Number		Paid-in	Accumulated	Equity
	of Shares	Amount	of Shares	Amount	Capital	Deficit	(Deficit)

Stock issued for cash on June 21, 2002
at $.01 per share	-	$-	3,000,000	$3,000	$27,000	$-	$30,000
Contribution of assets, liabilities, and
subsidiaries acquired at June 30, 2002	-	-	12,000,000	12,000	26,507	-	38,507

Net loss for period ended June 30, 2002	-	-	-	-	-	(7,967)	(7,967)
Balance, June 30, 2002	-	-	15,000,000	15,000	53,507	(7,967)	60,540
Shares issued for cash in private
placement for$1.50 per share, net of
private placement fees of $61,206	-	-	703,552	703	993,419	-	994,122
Net loss for year ended June 30, 2003	-	-	-	-	-	(1,673,208)	(1,673,208)
Balance, June 30, 2003	-	$-	15,703,552	$15,703	$1,046,926	$(1,681,175)	$(618,546)

The accompanying notes are an integral part of the financial statements.

ESSENTIALLY YOURS INDUSTRIES, INC.
(Formerly Burrard Capital, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
		From
		June 21, 2002
	Year Ended	(Inception) to
	June 30, 2003	June 30, 2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,673,208)	$(7,967)
Adjustments to reconcile net loss
to net cash used by operating activities:
Depreciation and amortization	52,688	-
Decrease (increase) in:
Related party receivables	66,565	-
Accounts receivable	(14,275)	-
Prepaid expenses	9,480	(21,500)
Inventory	(302,605)	-
Increase (decrease) in:
Accounts payable	342,864	11,467
Accounts payable - related parties	545,075	-
Customer deposits	46,292	-
Net cash used by operating activities	(927,124)	(18,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in restricted cash	(223,682)	-
Purchase of property, plant and equipment	(82,440)	-
Purchase of trademarks and formulas	(21,600)	-
Increase in security deposit	(10,406)	-
Cash acquired in acquisition	-	434
Net cash provided (used) by investing activities	(338,128)	434

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in bank indebtedness	274,880	-
Issuance of stock, net of private placement costs	994,122	30,000
Net cash provided by financing activities	1,269,002	30,000

Net increase in cash and cash equivalents	3,750	12,434

Cash and cash equivalents, beginning of period	12,434	-

Cash and cash equivalents, end of period	$16,184	$12,434

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest expense paid	$-	$-
Income taxes paid	$-	$-

NON-CASH INVESTING AND FINANCING TRANSACTIONS:
Contribution of assets, liabilities and subsidiaries for stock	$-	$38,507

The accompanying notes are an integral part of the financial statements.

ESSENTIALLY YOURS INDUSTRIES, INC.

(Formerly Burrard Capital, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2003

NOTE 1 - DESCRIPTION OF BUSINESS

Essentially Yours Industries, Inc., formerly Burrard Capital, Inc. (hereinafter "the Company"), was incorporated on June 21, 2002 in the State of Nevada. The main business activities of the Company were acquired through a merger with the former entity, Essentially Yours Industries, Inc., and other entities described in Note 3 concerning the Company's reorganization. The principal business of the Company is the marketing of health and wellness care products. The Company sells its products through network marketing distributors, which in turn, sell the products to the end customers. The Company's year-end is June 30.

The Company has four wholly owned subsidiaries. The first subsidiary is Halo Distributions LLC (hereinafter Halo), which was organized on January 15, 1999, in the State of Kentucky. Halo is the distribution center for the Company's product in addition to other products. The second subsidiary is RGM International Inc., which was incorporated on July 3, 1997, in the State of Nevada. RGM International Inc. is a dormant investment company, which owns 1 percent of Halo. The third subsidiary is Essentially Yours Industries (Canada) Inc. (hereinafter EYI Canada), which was organized on September 13, 2002, in the province of British Columbia Canada. EYI Canada markets health and wellness care products for in Canada. The fourth subsidiary is 642703 B.C. Ltd. Doing business as Essentially Yours Industries Management (hereinafter EYI Mgmt), which was organized on February 22, 2002, in the province of British Columbia Canada. EYI Mgmt provides accounting and marketing services to the consolidated entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Essentially Yours Industries, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company's financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements

In May 2003, the Financial Account Standards Board issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Accounting Standards no. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (hereinafter "SFAS No. 150"). SFAS No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company has not yet determined the impact of the adoption of the statement.

In April 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement 133 on Derivative instruments and Hedging Activities: (hereinafter "SFAS No. 149"). SFAS No. 149 amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 is not expected to have an impact on the financial position or results of operations of the Company.

In December 2002, the Financial Accounting Standards Board issued Statement No. 148 (hereinafter "SFAS No. 148") on "Accounting for Stock-Based Compensation--Transition and Disclosure." This statement provides alternative methods of transition for companies that choose to switch to the fair value method of accounting for stock options. SFAS No. 148 also makes changes in the disclosure requirements for stock-based compensation, regardless of which method of accounting is chosen. Under the new standard, companies must report certain types of information more prominently and in a more understandable format in the footnotes to the financial statements, and this information must be included in interim as well as annual financial statements. At the present time, the Company does not have any stock based compensation and therefore there are no disclosure requirements of SFAS No. 148 in these financial statements.

In October 2002, the Financial Accounting Standards Board issued Statement No. 147 (hereinafter "SFAS No. 147") on "Acquisitions of Certain Financial Institutions." This statement provides guidance on the accounting for the acquisition of a financial institution. The Company's adoption of this standard does not have an effect on its financial statements.

Accounting Pronouncements (continued)

In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146," Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146"). SFAS No. 146 addresses significant issues regarding the recognition, measurement, and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities or relocate employees, and termination benefits provided to employees that are involuntarily terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. There is no impact on the Company's financial position or results of operations from adopting SFAS No. 146.

Accounts Receivable and Bad Debts

The Company estimates bad debts utilizing the allowance method, based upon past experience and current market conditions. At June 30, 2003, the Company determined that no allowance was required, as most sales are done via credit card or electronic transfer and therefore are considered immediately collectible.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

Restricted Cash

Restricted cash includes deposits held in a reserve account in the amount of $223,682 at June 30, 2003. Such deposits are required by the bank as protection against unfunded charge backs and returns of credit card transactions.

Compensated Absences

Employees of the Company are entitled to paid vacation, and sick days, depending on job classification, length of service, and other factors. The Company accrues vacation pay throughout the year. The amounts accrued are included in accounts payable and accrued liabilities at June 30, 2003.

Cost of Sales

Cost of sales consist of the purchase price of products sold, commissions, inbound shipping charges, net of freight recovered from customers, and packaging supplies.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (hereinafter "SFAS No. 133"), as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", and SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At June 30, 2003, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at June 30, 2003.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "Basic" and "Diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share were the same, as there were no common stock equivalents outstanding.

Foreign Currency Translation Gains/Losses

The Company has adopted Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income for the year, except gains or losses relating to long-term debt which are deferred and amortized over the remaining term of the debt. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. As of June 30, 2003, an aggregate loss of $16,697 has been recognized in the income statement.

Foreign Currency Valuation and Risk Exposure

While the Company's functional currency is the U.S. dollar and the majority of its operations are in the United States, the Company maintains its main office in Vancouver, British Columbia. The assets and liabilities relating to the Canadian operations are exposed to exchange rate fluctuations. Assets and liabilities of the Company's foreign operations are translated into U.S. dollars at the year-end exchange rates, and revenue and expenses are translated at the average exchange rate during the period. The net effect of exchange difference arising from currency translation is disclosed as a separate component of stockholders' equity. Realized gains and losses from foreign currency transactions are reflected in the results of operations.

Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". This statement requires the recognition of deferred tax liabilities and assets for the future consequences of events that have been recognized in the Company's consolidated financial statement or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company's assets and liabilities results in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such an asset. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some portion or all of the deferred tax asset will not be realized. See Note 9.

Inventories

The Company states inventories at the lower of cost or market on a first-in, first-out basis. As part of an agreement with EYI Corp., the Company agreed to sell EYI Corp.'s existing inventory as of June 30, 2002. See Note 3.

Long-lived Assets

In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations, and requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Accordingly, the Company reviews the carrying amount of long-lived assets for impairment where events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of estimated future cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets. For the year ended June 30, 2003, no impairments have been identified.

Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years. See Note 5.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant transactions and balances among the companies included in the consolidated financial statements have been eliminated.

Revenue Recognition

The Company recognizes revenue from product sales upon shipment to independent distributors, the Company's customers. Revenue from administration fees is recognized upon collection from independent distributors.

Advertising Expenses

Advertising expenses consist primarily of costs incurred in the design, development, and printing of Company literature and marketing materials. The Company expenses all advertising expenditures as incurred. The Company's advertising expenses were $75,135 and $-0-, for the years ended June 30, 2003 and 2002, respectively.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Segment Information

The Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. SFAS No. 131 also requires disclosures about products and services, geographic areas and major customers. The adoption of SFAS No. 131 did not affect the Company's results of operations or financial position. See Note 13.

Going Concern

The accompanying financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern. The use of such principles may not be appropriate because, as of June 30, 2003, there was substantial doubt that the Company will be able to continue as a going concern.

As of June 30, 2003, the Company had an accumulated deficit of $1,681,175 and negative working capital of $809,364. The viability of the Company is dependent upon future profitable operations, and its ability to obtain sufficient financing to implement its business plan. The Company anticipates it will need approximately $900,000 in order to maintain operations at the current level for the next twelve months. The sources of the required funds will be from operations and a proposed merger. See Note 15.

Management is confident that the Company will be able to secure the necessary financing to enable it to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

NOTE 3 - REORGANIZATION

On May 27, 2002, Mr. Jay Sargeant, a shareholder of Essentially Yours Industries, Corp. ("EYI Corp.") agreed to acquire all of the shares of the Company, along with the transfer agreement, license agreement, and agency appointment agreement as described below, in settlement of amounts owed to him. As part of this transaction, EYI Corp. agreed to provide to the Company the services outlined in a management agreement. These agreements became effective on June 30, 2002. Essentially Yours Industries, Inc. ("EYII") owns ninety-nine percent of Halo Distributions LLC ("HALO"). The other one percent of HALO is owned by RGM International, Inc. ("RGM") another subsidiary of EYI Corp., which was transferred to Mr. Sargeant as additional consideration.

On June 30, 2002, The shareholder of EYI Inc. exchanged all of the outstanding shares for 12,000,000 common shares of Burrard Capital Inc ("Burrard"). Concurrent with this transaction, EYII was merged into Burrard with Burrard emerging as the surviving entity. The combined entity was renamed Essentially Yours Industries, Inc. For accounting purposes, the acquisition has been treated as a recapitalization of EYII with EYII as the acquirer. Prior to this merger, EYII and RGM were considered to be dormant companies, with the activities of HALO being consolidated directly with EYII Corp. although the legal ownership was vested in EYII and RGM. Therefore, the losses from HALO operations and the other economic impacts prior to June 30, 2002 are considered to be the separate activity of EYI Corp.

On June 30, 2002, EYII took over the sales and marketing activities of its former holding company and entered into various agreements with that Company as follows:

Transfer Agreement

As part of the aforementioned transaction and for consideration of $1, EYI Corp. transferred and assigned to EYII all of its rights, title and interest in and to the contracts with its independent business associates and any other contracts that may be identified by the parties as being inherent or necessary to the sales and marketing activities to EYII.

License Agreement

EYI Corp. licensed to EYII all of the rights, title, and interest that it may have in various intellectual properties for $1 per year for a term of 50 years. The Company will have the option at any time to require EYI Corp. to transfer all of its rights, title, interest in and to the intellectual properties to the Company at the sum of $1 or such greater sum as may be determined to be the fair market value of such intellectual property as determined by agreement between the parties, by arbitration or by the appropriate taxation authorities after all assessments and appeals have been concluded.

Agency Appointment Agreement

EYI Corp. appointed EYII as the sole and exclusive agent to sell its remaining inventory on hand as of June 30, 2002 at the prices previously established, and to continue to sell at such price unless and until any change is agreed upon with EYI Corp. In consideration for its efforts, the Company will be entitled to a sales commission of fifteen percent on all sales of such inventory.

Management Agreement

EYI Corp. agreed to perform various services such as administration, computer support, and sales and customer support, on behalf of the Company for a term of one year commencing July 1, 2002. The services and duties to be provided and performed by EYI Corp. for the Company shall be determined and agreed upon by the parties, from time to time, as required, provided however, it is understood and agreed that such services will primarily consist of assisting the Company in the sales and marketing business. At the date of these financial statements, the agreement had expired, and the Company was operating on a month-to-month basis for management services with EYI Corp.

The remuneration to be paid by the Company to EYI Corp. for the aforementioned services is to be negotiated by the parties from time to time, provided however, the parties agree that the remuneration to be paid shall be consistent with industry standards for the type and nature of the services or duties being provided. At the present time, the Company has agreed to pay EYI Corp. expenses plus a fee of 5% on these expenses.

NOTE 4 - ACCOUNTS RECEIVABLE AND CREDIT RISK

Accounts receivable at June 30, 2003 consist primarily of amounts due from third parties for distribution services provided by Halo.

NOTE 5 - PROPERTY AND EQUIPMENT

Capital assets are recorded at cost. Depreciation is calculated using the straight-line method over five to seven years. The Company's property and equipment as of June 30, 2002, consisted of the property of HALO transferred through the shareholder and merger agreements. The accumulated depreciation on the equipment transferred represents depreciation expenses allocated to EYI Corp. under the previous operating structure.

The following is a summary of property, equipment and accumulated depreciation at June 30, 2003 and 2002:

June 30, 2003	June 30, 2002
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Warehouse equipment	$223,927	$159,359	$223,927	$125,293
Furniture and fixtures	18,527	14,074	17,937	9,943
Computer equipment	95,527	22,756	13,972	9,588
Office equipment	3,510	2,616	3,215	1,768
Leasehold improvement	32,523	14,598	32,523	15,923
	$374,014	$213,403	$291,574	$162,515

Depreciation expense for the periods ended June 30, 2003 and 2002 was $50,888 and $0, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of rights, title, and interest in and to the contracts with the Company's independent business associates as well as the rights and licenses to trademarks and formula for the Company's primary products. These rights and licenses were obtained from its former holding Company pursuant to a transfer agreement, as well as from the Company's primary shareholder. See Notes 3 and 8.

Trademarks and Formulas

Costs relating to the purchase of trademarks and formulas were capitalized and amortized using the straight-line method over ten years, representing the estimated life of the assets.

The following is a summary of the intangible assets at June 30, 2003:

	Cost	Accumulated Amortization	Net Amount
Balance, June 30, 2002	$1	$-	$1
Activity during the year	21,600	(1,800)	19,800
Balance, June 30, 2003	$21,601	$(1,800)	$19,801

NOTE 7 - BANK INDEBTEDNESS

Bank indebtedness consists of checks written in excess of funds on deposit. The underlying bank is used as an imprest account with automatic transfers from the Company's general account as checks are presented.

NOTE 8 - CAPITAL STOCK

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock with a par value of $0.001. As of June 30, 2003, the Company has not issued any preferred stock.

Common Stock

The Company is authorized to issue 70,000,000 shares of common stock with a par value of $0.001. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In its initial capitalization in June 2002, the Company issued 3,000,000 shares of common stock at $0.01 per share for a total of $30,000 cash.

Pursuant to the merger agreement as discussed in Note 3, an additional 12,000,000 shares of common stock were issued to the shareholder of Essentially Yours Industries, Inc. ("EYI Inc."). The transaction was valued at $38,507, or approximately $0.003 per share, representing EYI Inc.'s basis in the assets, liabilities and subsidiaries that it contributed to Burrard Capital, Inc. At the completion of the merger, the Company changed its name from Burrard Capital, Inc. to Essentially Yours Industries, Inc.

During the year ended June 30, 2003, the Company sold, under a private placement offering, 703,552 shares of common stock at $1.50 per share for a total of $994,122 in cash, net of private placement costs of $61,206.

NOTE 9 - INCOME TAXES

At June 30, 2003, the Company had net deferred tax assets of approximately $527,000, principally arising from net operating loss carryforwards for income tax purposes at an average rate of 34%. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established.

At June 30, 2003, the Company's net operating loss carryforwards amount to approximately $1,550,000, which expire in the years 2022 through 2023.

The Company's subsidiaries in Canada are required to file income tax returns in British Columbia, Canada. The losses from operations are allocated to both United States and Canadian operations.

NOTE 10 - COMMITMENTS

Purchase Agreement

On June 30, 2002, the Company entered into a distribution and license agreement with a company in which one of the Company's directors has an ownership interest. The agreement gives the Company the exclusive right to market, sell and distribute certain products for a five-year renewable term. Management estimates that 90% of the Company's sale volume results from products supplied under this licensing agreement.

Pursuant to the agreement, the Company is required to purchase the following amounts of product during the term of the agreement:

June 1, 2003 - May 31, 2004	$7,000,000
June 1, 2004 - May 31, 2005	20,000,000
June 1, 2005 - May 31, 2006	50,000,000
June 1, 2006 - May 31, 2007	50,000,000

In the event that the Company is unavailable to meet the minimum purchase requirements of the licensing agreement or the terms requiring it to pay 15% of the difference between the minimum purchase amount referred to above and actual purchases for that year in which there is a shortfall, then the licensor has various remedies available to it including, renegotiating the agreement, removing exclusivity rights, or terminating the agreement. As of the date of these financial statements, the licensor has not made any additional demands of the Company.

Lease Payments

The Company has operating lease commitments for its premises, office equipment and an automobile. The minimum annual lease commitments are as follows:

Year Ending June 30,	Minimum
2004	$304,000
2005	252,000
2006	5,000
2007	5,000
2008	5,000

NOTE 11 - CONTINGENCIES

Agency Appointment Agreement

As described in Note 3, the Company effectively acquired from EYI Corp. the various rights needed to continue the sales and marketing activity of EYI Corp. Both the transfer agreement and intellectual property license agreement were not negotiated between parties on an arms length bases. The agreements contain clauses that call for fair market value price adjustments payable to EYII Corp. should either of the parties by agreement, arbitration, tax assessment or through a third party action determine the consideration be less than fair market value. The value of the property transferred was based upon an outside professional valuation report and resulted in a reduction of accumulated dividends owed to Mr. Sargeant by EYI Corp. of $360,000, which became his basis in his stock in EYI Inc. The assets transferred by EYI Corp. to EYI Inc. were transferred based upon their original cost less accumulated depreciation and amortization in accordance with generally accepted accounting principles.

Other matters

The Company's predecessor organization, Essentially Yours Industries, Corp. (EYIC), a British Columbia corporation, has outstanding claims from the Internal Revenue Service for penalties and interest of approximately $2,000,000. Furthermore, one or more states may have claims for unpaid taxes. Management believes that these claims are limited to EYIC and any claims against the Company are probably remote but currently unable to be estimated.

NOTE 12 - CONCENTRATIONS

Bank Accounts

The Company maintains its cash accounts in a single commercial bank. During the year, the Company may maintain balances in excess of the federally insured amounts in the accounts that are maintained in the United States. The Company also maintains funds in commercial banks in Vancouver, British Columbia, in which funds in U.S. dollars are not insured. At June 30, 2003, a total of $5,000 was not insured.

Foreign Operations

The accompanying balance sheet includes approximately $629,000 relating to the Company's operations in Canada. Although the country is considered politically and economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company's operations.

Economic Dependence

During the year, the Company purchased approximately 90% of its products for resale from one company, Nutri-Diem Inc., which is the sole supplier of the Company's flagship product Calorad. Pursuant to a purchase agreement, the Company is subject to minimum purchases per annum. See Note 10.

NOTE 13 - SEGMENT REPORTING

The Company is organized into two reportable segments - EYII and Halo. The two segments have different strategic goals and are managed separately. EYII, the first reportable segment, is a selling and marketing company. The second reportable segment, Halo, derives its revenues as a distribution center.

The following tables present information about the two segments for 2003 and 2002:

For the Year Ended June 30, 2003
	EYII	Halo	Eliminations	Consolidated
External revenue	$14,306,684	$83,365	$-	$14,390,049
Operating loss	$(1,526,387)	$(119,045)	$-	$(1,645,432)
Loss before income taxes	$(1,554,163)	$(119,045)	$-	$(1,673,208)
Depreciation	$9,093	$41,795	$-	$50,888
Interest expense	$11,272	$1,520	$-	$12,792
Identifiable assets	$584,655	$198,075	$-	$782,730
General corporate assets				19,801
Total assets				$802,531

For the Year Ended June 30, 2002
External revenue	$-	$-	$-	$-
Operating loss	$(7,967)	$-	$-	$(7,967)
Loss before income taxes	$(7,967)	$-	$-	$(7,967)
Depreciation	$-	$-	$-	$-
Interest expense	$-	$-	$-	$-
Identifiable assets	$33,500	$239,005	$-	$272,505
General corporate assets				$1
Total assets				$272,506

The accounting policies for the two reportable segments are the same as those described in the summary of significant accounting policies. The Company allocates resources to and evaluates performance of its operating segments based on operating income.

NOTE 14 - RELATED PARTY TRANSACTIONS

Information related to related party transactions regarding the reorganization can be found in Note 3. Related party information on intangibles is located in Note 6. Related party commitments are located in Note 10.

Accounts payable to related parties represents amounts due to the president and chief executive officer for services preformed during the last year. These payables are non-interest bearing and non-collateralized.

During the year, the Company purchased approximately 90% of its products for resale from one company, Nutri-Diem Inc., which is owned in part by a director of the Company. See Note 10 and 12.

NOTE 15 - SUBSEQUENT EVENTS

Subsequent to the date of these financial statements, the Company has signed a letter of intent regarding a share exchange with a non-operating public company. The final share exchange agreement was signed in November, 2003, and is expected to be closed on December 31, 2003. The Company expects to complete this share exchange as a reverse acquisition where the legal entity will be Safe ID Corporation, a Nevada corporation, and the operating and accounting entity will continue as Essentially Yours Industries, Inc.

SAFE ID CORPORATION

NOTES TO PROFORMA FINANCIAL STATEMENTS

On November 4, 2003, Safe ID Corporation ("Safe ID") signed a shares exchange agreement with Essentially Yours Industries, Inc. ("EYII") to acquire all of the issued and outstanding shares of EYII, held by those shareholders of EYII who execute an Investment Letter. This agreement is anticipated to be effective on December 31, 2003.

On December 31, 2003, Essentially Yours Industries, Inc. ("EYII") will exchange approximately 98% of the outstanding shares of EYII for approximately 118,220,000 common shares of Safe ID. Concurrent with this transaction, EYII will be merged into Safe ID, emerging as the surviving entity. The combined entity will be renamed Essentially Yours Industries, Inc. For accounting purposes, the acquisition will be treated as a recapitalization of EYII with EYII as the acquirer.

The proforma financial statements contain adjustments to characterize the transactions of EYII as those of Safe ID for the period presented. The proforma statement of operations and the proforma balance sheet is presented for the nine months ended September 30, 2003. The adjustments are as follows: (a) to eliminate a loan to EYII from Safe ID; (b) to establish the minority interest ownership of EYII as of September 30, 2003 and the recapitalization of the continuing company; (c) to adjust the income statement to reflect the activity of the continuing operating entity.

SAFE ID CORPORATION

PROFORMA FINANCIAL STATEMENTS

The following proforma financial statements reflect the combination of Safe ID Corporation with Essentially Yours Industries, Inc. (EYII) for the nine months ended September 30, 2003. The proformas reflect the result of the satisfaction of the security agreement between Safe ID Corporation and Essentially Yours Industries, Inc.

The proforma financial statements have been prepared utilizing the historical financial statements of Safe ID Corporation and Essentially Yours Industries, Inc. These proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Safe ID Corporation and Essentially Yours Industries, Inc.

The proforma financial statement of operations assumes that the combination occurred at the beginning of the period presented in the statements. All inter-company accounts and transactions have been eliminated. EYII 's operating activity has been restated for the nine-month period to be reflective of the activities of Safe ID. Safe ID's year end is December 31, whereas EYII had a year end of June 30.

The proforma financial statements do not purport to be indicative of the financial positions and results of operations, which actually would have been obtained if the combination had occurred on the dates indicated, or the results, which may be obtained in the future.

SAFE ID CORPORATION
(A Development Stage Company)
Balance Sheets
September 30, 2003
(U.S. Dollars)

PROFORMA
					Proforma
	Safe ID	Essentially	Adjustments		Combined
	Corp.	Yours			Total
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Assets

Current
Cash	$47,570	$194,057	$-		$241,627
Restricted cash	-	223,682	-		223,682
Accounts receivable	-	69,804	-		69,804
Prepaid expenses	-	23,994	-		23,994
Inventory	-	271,877	-		271,877
Notes receivable	354,369	-	(326,500)	a	27,869
Due from stockholders	465	6,249	-		6,714
Total Current	402,404	789,663	(326,500)		865,567

Property, Plant and Equipment	-	165,302	-		165,302

Other Assets
Deposits	-	1,220	-		1,220

Intangible Assets	-	1	-		1

Total Assets	$402,404	$956,186	$(326,500)		$1,032,090

Liabilities

Current
Bank indebtedness	$-	$443,612	$-		$443,612
Accounts payable and accrued liabilities	4,911	1,036,182	(326,500)	a	714,593
Due to stockholders	-	638,496	-		638,496
Customer deposits	-	6,250	-		6,250
Total Current	4,911	2,124,540	(326,500)		1,802,951

Commitments and Contingencies	-	-	-		-

Total Liabilities	4,911	2,124,540	(326,500)		1,802,951

Minority Interest	-	-	390,488	b	390,488

Stockholders' Equity (Deficiency)
Preferred stock	-	-	-		-
Common stock	26,204	15,703	105,270	b	147,177
Common stock subscriptions	385,349		(385,349)	b	-
Warrants	-	-	27,525	b	27,525
Additional paid-in captial	365,796	1,046,925	(517,790)	b	894,931
Deficit accumulated during the development stage	(383,846)	(2,230,982)	383,846	b	(2,230,982)
Accumulated other comprehensive income (loss)	3,990	-	(3,990)	b	-
Total Stockholders' Equity (Deficiency)	397,493	(1,168,354)	(390,488)		(1,161,349)

Total Liabilities and Stockholders' Equity	$402,404	$956,186	$(326,500)		$1,032,090
SAFE ID CORPORATION
(A Development Stage Company)
Statements of Operations
Nine Months Ended September 30, 2003
(U.S. Dollars)
PROFORMA

						Proforma
		Safe ID	Essentially			Combined
		Corp.	Yours	Adjustments		Total
		(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Sales		$-	$9,232,246	$-		$9,232,246
Cost of Sales		-	6,394,678	-		6,394,678

Gross Profit		-	2,837,568	-		2,837,568

Operating Expenses
Professional fees		6,993	234,254	(6,993)	c	234,254
Consulting		26,715	595,232	(26,715)	c	595,232
Customer service		-	864,845	-		864,845
Selling and marketing		7,738	443,372	(7,738)	c	443,372
Finance and administrative		-	634,559	-		634,559
Telemarketing		-	421,586	-		421,586
Wages and benefits		-	717,523	-		717,523
Other operating expenses		14,001	228,110	(14,001)	c	228,110
Total Operating Expenses		55,447	4,139,481	(55,447)		4,139,481

Operating Loss		(55,447)	(1,301,913)	55,447		(1,301,913)

Other Income (Expenses)
Interest income		-	260	-		260
Interest expense		-	(24,788)	-		(24,788)
Foreign currency discount		-	(6,106)	-		(6,106)
Total Other Income (Expenses)		-	(30,634)	-		(30,634)
Net Loss Before Taxes		(55,447)	(1,332,547)	55,447		(1,332,547)

Provision for Taxes		-	-	-		-
Net Loss		$(55,447)	$(1,332,547)	$55,447		$(1,332,547)

Net Loss Per Share	$	nil	$(0.01)			$(0.01)

Weighted Average Number of Shares Outstanding		25,402,535	120,530,258			145,932,793